                                                                 Exhibit (c) (2)

          CREDIT    FIRST
          SUISSE    BOSTON

          Technology Group


               July 14, 2000                                    CONFIDENTIAL


               Materials Prepared For Discussion

               Project Columbia

               _______________________                CONFIDENTIAL        2  [_]
               _______________________
               Project Columbia


          Table of Contents

               1. Overview of Columbia

               2. Operating & Funding Environment

               3. Analysis of Financial Terms


               Appendices

               A. Public Market Trading Statistics

               B. Precedent Transactions


          CREDIT    FIRST
          SUISSE    BOSTON

          Technology Group

               ________________________                      CONFIDENTIAL  [_]
               ________________________
               Project Columbia


               1. Overview of Columbia

          CREDIT    FIRST
          SUISSE    BOSTON

          Technology Group

                                                                CONFIDENTIAL   4


Project Columbia


Historical Trading Performance

May 12, 1999 (IPO) to July 14, 2000

May 12, 1999
Columbia IPO of 4.5 million shares
at $13.

July 26, 1999
Announces Q2 EPS of ($.25) per share
versus a consensus estimate of ($.23).

August 31, 1999
Announced that its site gives
employers access to the third
largest population on the web.

October 27, 1999
Announces Q399 EPS of ($0.24)
in versus consensus estimates of
($0.26).

February 9, 2000
Columbia online poll shows
that 40% of employees vow to
get better jobs.

April 17, 2000
NASDAQ closes at 3321.39,
34% off its all time high.

April 28, 2000
Announces EPS of ($0.47) in
Q100 versus consensus
estimates of ($0.47).

Date                  Price            Volume
   12-May-99              16             7525200
   13-May-99          15.875             1794500
   14-May-99              14              628500
   17-May-99          12.875              422300
   18-May-99              13              458300
   19-May-99         12.5625              305700
   20-May-99          12.875              179300
   21-May-99          12.375              213900
   24-May-99          12.625              777800
   25-May-99         13.0625             1225000
   26-May-99            12.5              355100
   27-May-99         11.9375              104800
   28-May-99           11.75              101900
    1-Jun-99         10.9375              274800
    2-Jun-99          10.875              224000
    3-Jun-99           10.75              272200
    4-Jun-99         11.6875              325900
    7-Jun-99          11.875              641600
    8-Jun-99         11.3125              220400
    9-Jun-99          10.875              159700
   10-Jun-99          11.125              230800
   11-Jun-99         10.9375              310500
   14-Jun-99         10.5938              170000
   15-Jun-99          10.375              115500
   16-Jun-99         10.4375               58500
   17-Jun-99           11.25               87500
   18-Jun-99           13.25              186200
   21-Jun-99              13              223200
   22-Jun-99           13.25              184400
   23-Jun-99         13.3125               95800
   24-Jun-99              13               35700
   25-Jun-99          12.625               47300
   28-Jun-99            12.5               32900
   29-Jun-99           12.75               81100
   30-Jun-99          13.125              152100
    1-Jul-99          14.125              581800
    2-Jul-99              15              461300
    6-Jul-99            16.5              712600
    7-Jul-99           16.25              142000
    8-Jul-99           15.75              124800
    9-Jul-99           16.25              219800
   12-Jul-99         15.9375              129900
   13-Jul-99            15.5               48100
   14-Jul-99              15               26300
   15-Jul-99           14.75               50700
   16-Jul-99          14.625               28700
   19-Jul-99         14.8125               54100
   20-Jul-99         15.9063              131100
   21-Jul-99              16               68600
   22-Jul-99          15.125               58700
   23-Jul-99          14.875               40500
   26-Jul-99          13.125               69000
   27-Jul-99              12              324200
   28-Jul-99              11              173300
   29-Jul-99            9.75              742800
   30-Jul-99          9.4375              244700
    2-Aug-99          8.8125              188900
    3-Aug-99               8              267700
    4-Aug-99           7.375              118200
    5-Aug-99            6.25              538000
    6-Aug-99          7.9375              373400
    9-Aug-99           7.875              124500
   10-Aug-99             7.5              249500
   11-Aug-99           7.125               99000
   12-Aug-99           6.875               86900
   13-Aug-99           7.625              230800
   16-Aug-99           7.875               40400
   17-Aug-99            7.75               81600
   18-Aug-99             8.5               94400
   19-Aug-99           8.625               53600
   20-Aug-99          8.3125               28700
   23-Aug-99          8.0625               81100
   24-Aug-99          7.5625              109300
   25-Aug-99          7.0625              134900
   26-Aug-99           7.125              222700
   27-Aug-99           7.125               88100
   30-Aug-99          6.9375               62100
   31-Aug-99           7.375              157500
    1-Sep-99          9.0313             1265800
    2-Sep-99          8.4375              346000
    3-Sep-99            8.75              341100
    7-Sep-99           11.25              999000
    8-Sep-99         10.4375              394700
    9-Sep-99            9.75              213400
   10-Sep-99            10.5              178900
   13-Sep-99          10.375              383000
   14-Sep-99         10.1875              105500
   15-Sep-99          9.8125              107800
   16-Sep-99           9.125              210500
   17-Sep-99           9.375               60800
   20-Sep-99          9.5625               77700
   21-Sep-99           9.125               29500
   22-Sep-99             8.5               59500
   23-Sep-99          8.6875               86400
   24-Sep-99           7.875              159200
   27-Sep-99               8              168500
   28-Sep-99          7.3125              108300
   29-Sep-99          7.0625              281400
   30-Sep-99          7.0313              148200
    1-Oct-99               7               66800
    4-Oct-99          6.9375               68400
    5-Oct-99               7               53000
    6-Oct-99          8.4375              542500
    7-Oct-99            8.75              445900
    8-Oct-99            8.75              301700
   11-Oct-99            9.25              208600
   12-Oct-99          8.9375              210900
   13-Oct-99           7.875               75000
   14-Oct-99          7.0625              630100
   15-Oct-99           7.125              172300
   18-Oct-99          6.9375               82300
   19-Oct-99          6.9375              119100
   20-Oct-99           7.375              488300
   21-Oct-99            7.75              295500
   22-Oct-99            8.75              413700
   25-Oct-99            9.25              359400
   26-Oct-99            8.75              247500
   27-Oct-99          7.0625              988400
   28-Oct-99          6.9375              296800
   29-Oct-99            7.25              179900
    1-Nov-99          6.8125              103400
    2-Nov-99          6.8125              241100
    3-Nov-99          6.8125              130300
    4-Nov-99            6.75              140800
    5-Nov-99           6.875              205700
    8-Nov-99          6.8125              138900
    9-Nov-99            6.75              146200
   10-Nov-99             6.5              385800
   11-Nov-99             6.5              267200
   12-Nov-99             6.5               76000
   15-Nov-99           6.625               96200
   16-Nov-99          6.6563              213800
   17-Nov-99           6.875              131700
   18-Nov-99            7.25              230900
   19-Nov-99          6.7813               79300
   22-Nov-99            6.75              130000
   23-Nov-99          6.9375              452600
   24-Nov-99             7.5              156600
   26-Nov-99           7.625               67600
   29-Nov-99          7.3594               63700
   30-Nov-99           6.875               77700
    1-Dec-99               7              107700
    2-Dec-99           6.875              116000
    3-Dec-99             6.5              216900
    6-Dec-99               6             2081600
    7-Dec-99           5.625              337900
    8-Dec-99          6.6875              553700
    9-Dec-99          6.0625              207900
   10-Dec-99          6.3125              201100
   13-Dec-99          6.3125              193700
   14-Dec-99            6.25              113800
   15-Dec-99          5.8125              157000
   16-Dec-99          5.6875              100300
   17-Dec-99          5.6875               85600
   20-Dec-99          5.6875              163900
   21-Dec-99          5.6875              174900
   22-Dec-99               6              215000
   23-Dec-99           5.875              389500
   27-Dec-99          5.6875              146600
   28-Dec-99          5.8125              214800
   29-Dec-99            6.25              183100
   30-Dec-99          6.3125              257200
   31-Dec-99          6.4375              344500
    3-Jan-00          6.5625              205800
    4-Jan-00               7              401100
    5-Jan-00           6.625              121900
    6-Jan-00            7.75              915400
    7-Jan-00           7.125              276500
   10-Jan-00          7.7188              621200
   11-Jan-00             7.5              222100
   12-Jan-00          7.4375              126900
   13-Jan-00          7.1875              178400
   14-Jan-00          7.0625              107800
   18-Jan-00          6.9375               87800
   19-Jan-00           7.375              147700
   20-Jan-00          7.4375              127300
   21-Jan-00          7.4375              327000
   24-Jan-00           7.375               98100
   25-Jan-00            7.25              142400
   26-Jan-00           7.125              114200
   27-Jan-00           7.125              150700
   28-Jan-00            7.25               37000
   31-Jan-00          6.3125              179700
    1-Feb-00            6.25              140600
    2-Feb-00          6.0938              141200
    3-Feb-00          6.1875               73400
    4-Feb-00          6.0625               97700
    7-Feb-00          6.0625              259100
    8-Feb-00          7.0625              952700
    9-Feb-00          7.3125              255200
   10-Feb-00          6.6875              109300
   11-Feb-00          6.1875              208200
   14-Feb-00          6.6875              286300
   15-Feb-00            6.75              124900
   16-Feb-00             6.5               47800
   17-Feb-00           6.625               76800
   18-Feb-00            6.25              111100
   22-Feb-00           6.625              128300
   23-Feb-00           6.625              106400
   24-Feb-00          6.3125              584000
   25-Feb-00           6.375               96600
   28-Feb-00           6.125               85800
   29-Feb-00           5.875               66700
    1-Mar-00           5.875               86200
    2-Mar-00            5.75              132300
    3-Mar-00            6.25               75800
    6-Mar-00               6               76000
    7-Mar-00            5.75               48000
    8-Mar-00          5.6563               87900
    9-Mar-00          5.8125               95900
   10-Mar-00            5.75              130300
   13-Mar-00            5.75               43900
   14-Mar-00          5.6875               71100
   15-Mar-00            5.75               37800
   16-Mar-00           5.375              123600
   17-Mar-00          5.0625              148900
   20-Mar-00          4.9375              121000
   21-Mar-00               5               67900
   22-Mar-00               5               56900
   23-Mar-00               5               49300
   24-Mar-00           5.125               84500
   27-Mar-00          4.6875              125500
   28-Mar-00          4.5625              171900
   29-Mar-00            4.25              129300
   30-Mar-00               4              140400
   31-Mar-00           4.125              136200
    3-Apr-00          4.0625              109700
    4-Apr-00               4              196200
    5-Apr-00            3.75              199100
    6-Apr-00          3.4375              133800
    7-Apr-00          3.5625              222600
   10-Apr-00          3.3125              175000
   11-Apr-00          3.3125               78600
   12-Apr-00           3.125              139700
   13-Apr-00           2.875              219500
   14-Apr-00            2.25              325300
   17-Apr-00          2.1875              125900
   18-Apr-00          2.5625              295900
   19-Apr-00           2.625              178200
   20-Apr-00          2.5313              119900
   24-Apr-00            2.75              172200
   25-Apr-00           2.625               75500
   26-Apr-00           2.625              108300
   27-Apr-00           2.875              115200
   28-Apr-00           2.875               74800
    1-May-00          2.6875              193100
    2-May-00           2.625              137800
    3-May-00          2.4688              311700
    4-May-00             2.5              154100
    5-May-00          2.4063               21800
    8-May-00             2.5               31800
    9-May-00          2.4375               17600
   10-May-00          2.4375               45700
   11-May-00          2.4688               46500
   12-May-00             2.5               33500
   15-May-00          2.3438               11300
   16-May-00             2.5               52300
   17-May-00          2.3125               75500
   18-May-00          2.4375               19200
   19-May-00           2.375              106900
   22-May-00          2.4375               77600
   23-May-00            2.25               29400
   24-May-00          2.1875              147100
   25-May-00          2.3125               33300
   26-May-00            2.25               17700
   30-May-00          2.3125               58600
   31-May-00          2.3125               49600
    1-Jun-00            2.25               98800
    2-Jun-00           2.625              274400
    5-Jun-00          2.6875               41800
    6-Jun-00           2.375               81000
    7-Jun-00           2.625               78600
    8-Jun-00          2.9375              283700
    9-Jun-00          3.0938              229800
   12-Jun-00          3.3438              164200
   13-Jun-00          3.4375              136700
   14-Jun-00          2.9063               77400
   15-Jun-00          2.5313              121500
   16-Jun-00           3.125              159900
   19-Jun-00          2.9688               54900
   20-Jun-00          3.4375               88700
   21-Jun-00           3.375               67200
   22-Jun-00          3.4688               65400
   23-Jun-00          3.6875               62300
   26-Jun-00            3.75               98900
   27-Jun-00            3.75               72200
   28-Jun-00             3.5               54600
   29-Jun-00           3.625               61500
   30-Jun-00          3.3125              214000
    3-Jul-00           3.625               35500
    5-Jul-00           4.125              253100
    6-Jul-00          4.3125              112000
    7-Jul-00            4.25              181700
   10-Jul-00           3.875               78400
   11-Jul-00           3.875               26500
   12-Jul-00           3.625              109200
   13-Jul-00          4.0625               79500
   14-Jul-00           4.125               59900

                                                                  CONFIDENTIAL 5

Project Columbia

Indexed Price Performance since IPO

May 12, 1999 (Columbia IPO) to July 14, 2000

TMP Worldwide +152.9%

Columbia -74.2%

Headhunter.net -21.5%

Hotjobs.com +128.7%
KForce -47.1%
NASDAQ +62.9%
Topjobs.net -46.1%

date             CBDR           HHNT        TMPW               HOTJ        KFRC          COMP            TOPJ
  12-May-99            100                            100                       100             100             100
  13-May-99        99.2188                        99.1795                   107.767         99.0585         98.3333
  14-May-99           87.5                       100.1026                  104.8544         96.9815         92.2222
  17-May-99        80.4688                         96.718                  102.9126         98.2851              90
  18-May-99          81.25                        92.9231                  103.8835         98.1516         89.4445
  19-May-99        78.5156                         88.718                  108.2524          98.882         95.5556
  20-May-99        80.4688                        86.9744                  103.3981         97.5328         99.4444
  21-May-99        77.3438                         82.359                  106.7961         96.6853         97.7778
  24-May-99        78.9063                        75.6923                  111.1651         94.1348         92.7778
  25-May-99        81.6406                        70.5641                  114.5631         91.3433         82.2222
  26-May-99         78.125                        77.9487                  115.0485         93.1188         83.3333
  27-May-99        74.6094                        75.8974                  112.6214         92.8108         78.8889
  28-May-99        73.4375                        80.1026                  111.6505         94.7816         73.3333
  31-May-99        73.4375                        80.1026                  111.6505         94.7816         73.3333
   1-Jun-99        68.3594                        83.6923                  114.5631         92.5376         71.6667
   2-Jun-99        67.9688                        81.0256                  100.9709         93.3195         66.1111
   3-Jun-99        67.1875                         81.641                  100.9709         92.2035         62.2222
   4-Jun-99        73.0469                        85.7436                  101.9418         95.0816         65.5556
   7-Jun-99        74.2188                        89.8462                  101.4563         96.8414         63.8889
   8-Jun-99        70.7031                             88                   94.1748         94.9366         58.8889
   9-Jun-99        67.9688                        89.2308                   83.4952          96.655         63.8889
  10-Jun-99        69.5313                        91.2821                   91.2621         95.3225         63.3333
  11-Jun-99        68.3594                        87.7949                   85.9223          93.913         57.7778
  14-Jun-99        66.2109                        83.1795                   79.6117         92.0113              50
  15-Jun-99        64.8438                        84.5128                   74.2718         92.6389         49.4444
  16-Jun-99        65.2344                        91.6923                    73.301         96.5966              50
  17-Jun-99        70.3125                        95.1795                   75.7282         97.6064         51.1111
  18-Jun-99        82.8125                        95.8974                    68.932         98.3465         57.7778
  21-Jun-99          81.25                        98.4615                   74.7573        100.9108         60.5556
  22-Jun-99        82.8125                        98.4615                   55.3398         98.9918         56.6667
  23-Jun-99        83.2031                        98.4615                   54.1262          99.677         57.7778
  24-Jun-99          81.25                         96.718                    57.767         97.9839         53.6111
  25-Jun-99        78.9063                        96.4103                   61.1651         97.9325         51.1111
  28-Jun-99         78.125                        98.8718                   61.6505         99.8427         51.6667
  29-Jun-99        79.6875                        102.359                   60.6796        101.3647         48.8889
  30-Jun-99        82.0313                       104.2051                    68.932        103.0531         49.4444
   1-Jul-99        88.2813                       103.1795                   68.4466        103.8227         52.2222
   2-Jul-99          93.75                       101.7436                   66.0194        105.1593         54.4444
   5-Jul-99          93.75                       101.7436                   66.0194        105.1593         54.4444
   6-Jul-99        103.125                       101.7436                   65.0486        104.9967         73.3333
   7-Jul-99       101.5625                       101.7436                   62.1359        105.2368         67.7778
   8-Jul-99        98.4375                       100.5128                    57.767        106.3425         68.8889
   9-Jul-99       101.5625                        102.359                   58.7379        107.1562              70
  12-Jul-99        99.6094                       101.5385                   58.4952        107.0553         63.8889
  13-Jul-99         96.875                        98.8205                   58.0097        106.5869         62.2222
  14-Jul-99          93.75                        99.4872                    57.767        108.1177         61.6667
  15-Jul-99        92.1875                        99.8974                   62.3786        108.9325              70
  16-Jul-99        91.4063                       101.4359                   60.1942        109.8959         68.8889
  19-Jul-99        92.5781                        95.1795                   60.1942        108.5842         70.5556
  20-Jul-99        99.4141                        92.5128                    57.767        104.8202         66.1111
  21-Jul-99            100                        93.7436                   57.2816        105.9554         63.3333
  22-Jul-99        94.5313                        93.1282                   57.0388        102.9886         58.8889
  23-Jul-99        92.9688                        90.8718                    57.767         103.294         58.8889
  26-Jul-99        82.0313                        83.6923                   55.8252        100.4853         55.5556
  27-Jul-99             75                        77.1282                   58.2524        102.7926         55.5556
  28-Jul-99          68.75                        82.0513                   57.2816        103.8097         56.6667
  29-Jul-99        60.9375                        80.4103                   57.2816        101.2841              55
  30-Jul-99        58.9844                        77.0256                   58.2524        101.2258         53.3333
   2-Aug-99        55.0781                        75.5897                   59.2233        100.6557              50
   3-Aug-99             50                        74.2564                   55.8252         99.2883         46.6667
   4-Aug-99        46.0938                        72.4103                   57.2816         97.4472         44.4445
   5-Aug-99        39.0625                        72.4103                    57.767         98.4382         42.2222
   6-Aug-99        49.6094                        77.9487                   58.7379          97.753         43.3333
   9-Aug-99        49.2188                        79.5897                    57.767         96.6408         42.7778
  10-Aug-99         46.875                        75.4872         100       56.3107         95.5332         41.1111
  11-Aug-99        44.5313                        73.2308     104.918       57.2816         98.4056         42.2222
  12-Aug-99        42.9688                        73.2308    122.9508       56.3107         97.8113         41.1111
  13-Aug-99        47.6563                        74.6667    146.7213       57.8884        101.1997         41.6667
  16-Aug-99        49.2188                        76.4103    168.8525        57.767        101.4863         41.9444
  17-Aug-99        48.4375                        80.6154     154.918       59.2233        102.4815         42.2222
  18-Aug-99         53.125                        84.1539    159.0164       57.2816        101.9639         46.1111
  19-Aug-99        53.9063         100            81.9487    182.7869       57.2816        100.5713         45.5556
  20-Aug-99        51.9531     99.3865            81.4359     242.623       57.2816        101.6033         45.5556
  23-Aug-99        50.3906    104.2945            83.1795     257.377       57.2816        104.3364              45
  24-Aug-99        47.2656    104.2945            83.5897    259.8361       56.3107        105.5948         44.4445
  25-Aug-99        44.1406    106.7485            86.0513    227.0492       56.3107        107.6369         43.8889
  26-Aug-99        44.5313     109.816            89.9487    235.2459       56.5534        106.4484         43.3333
  27-Aug-99        44.5313    121.4724            91.5897    250.8197       57.2816        105.8453         43.8889
  30-Aug-99        43.3594    112.2699            91.8974     252.459       56.7961        104.0724         43.3333
  31-Aug-99        46.0938    110.4294            90.8718    327.8688       56.3107        105.0953         45.5556
   1-Sep-99        56.4453    139.8773            90.2564    383.6066       56.7961        105.5345         66.1111
   2-Sep-99        52.7344    133.7423            89.9487    383.6066       56.3107        104.8992         58.3333
   3-Sep-99        54.6875      136.81            97.4359    393.4426       56.7961         109.076         57.2222
   6-Sep-99        54.6875      136.81            97.4359    393.4426       56.7961         109.076         57.2222
   7-Sep-99        70.3125    179.1411            95.3846    458.1967        57.767        108.8516         93.3333
   8-Sep-99        65.2344    179.1411            93.1282    403.2787       60.1942        107.7574         85.5556
   9-Sep-99        60.9375    171.7791            97.5385    372.1312       62.6214        109.4179         78.8889
  10-Sep-99         65.625    188.3436            96.2051    344.2623       67.9612        110.7622         71.9444
  13-Sep-99        64.8438    176.0736            94.9744    366.3934       63.1068        109.1397         67.7778
  14-Sep-99        63.6719    158.2822            96.8205    344.2623       62.6214        110.0421         64.4445
  15-Sep-99        61.3281    153.9877            98.0513    327.8688       60.1942        107.9657              65
  16-Sep-99        57.0313    150.3067           101.1282    343.4426       56.7961        107.6799         64.4445
  17-Sep-99        58.5938    146.6258           106.8718    353.2787       63.5922        110.0931         62.2222
  20-Sep-99        59.7656    141.1043           107.0769    337.2951       65.0486        110.7272              60
  21-Sep-99        57.0313    134.9693           106.8718    337.7049       62.1359        108.2316         57.7778
  22-Sep-99         53.125    130.0614           107.6923     352.459       61.1651        109.6534         54.4444
  23-Sep-99        54.2969    125.7669           102.8718    343.8524       57.2816        105.4973         55.5556
  24-Sep-99        49.2188    122.6994           102.5641     332.377        57.767        105.1359         53.3333
  27-Sep-99             50    122.6994           101.0769    331.1476       57.0388        105.9546         53.3333
  28-Sep-99        45.7031    122.6994            97.7436    308.1967       61.4078        105.7436         54.4444
  29-Sep-99        44.1406    124.5399           101.7436    298.3607       61.6505        104.7469         54.4444
  30-Sep-99        43.9453    122.6994            99.8974    332.7869       64.3204        105.3565         54.4444
   1-Oct-99          43.75    130.0614             98.359     354.918       60.1942        104.9994         53.3333
   4-Oct-99        43.3594    133.7423           100.4103         350       60.6796        107.2675         57.7778
   5-Oct-99          43.75    128.2209            95.6923    337.7049       60.6796        107.4094         62.2222
   6-Oct-99        52.7344    123.9264           101.1282    340.9836       61.6505         109.617         65.5556
   7-Oct-99        54.6875    127.6074             98.359      324.59       58.9806        109.7509         63.3333
   8-Oct-99        54.6875    134.9693            99.8974    327.8688        57.767        110.7434         64.4445
  11-Oct-99        57.8125    144.7853           101.1282    373.7705       59.7087        111.8705         67.7778
  12-Oct-99        55.8594    146.0123            95.7949     342.623       59.9515        110.2009         62.2222
  13-Oct-99        49.2188    141.7178            93.9487    345.9016       61.1651        107.4708              60
  14-Oct-99        44.1406    142.9448                 92    379.5082       60.6796        107.6845         58.3333
  15-Oct-99        44.5313    132.5153            88.2051    349.1803       62.1359        104.8068         55.5556
  18-Oct-99        43.3594    124.5399            82.0513    344.2623       58.7379        103.1693         56.6667
  19-Oct-99        43.3594    111.6564            82.8718    340.9836       59.2233        103.1321         52.2222
  20-Oct-99        46.0938    109.2025            89.5385    360.6557       57.5243        106.9667         55.5556
  21-Oct-99        48.4375    127.6074            88.3077    385.2459       54.3689        107.4969         53.3333
  22-Oct-99        54.6875    128.2209            90.2564    365.5738       48.5437        108.0559         52.2222
  25-Oct-99        57.8125    123.9264            89.5385    359.0164       49.5146         108.034         50.5556
  26-Oct-99        54.6875    117.7914            90.2564    327.8688       51.4563        107.8621              55
  27-Oct-99        44.1406    116.5644            91.1795    326.2295       50.9709        107.5188         54.4444
  28-Oct-99        43.3594    115.9509             94.359    277.0492       50.9709        110.3079         54.4444
  29-Oct-99        45.3125    111.6564           102.4615     302.459       52.4272        113.8072         53.3333
   1-Nov-99        42.5781     108.589            101.641    340.9836       55.3398         113.854         52.7778
   2-Nov-99        42.5781     106.135            98.4615    314.7541       61.1651        114.3903         53.3333
   3-Nov-99        42.5781    106.7485           114.6667    331.1476       61.6505        116.1889         55.5556
   4-Nov-99        42.1875    109.2025            133.641    345.9016       62.1359        117.2416              55
   5-Nov-99        42.9688    109.2025           141.8462    354.0984       62.6214        119.0195         57.7778
   8-Nov-99        42.5781    111.6564           134.5641     395.082       62.6214        120.6185         57.7778
   9-Nov-99        42.1875     108.589           139.4872    372.9508        65.534        119.8923              55
  10-Nov-99         40.625    105.5215           146.8718    398.3607       62.1359        121.0785         54.4444
  11-Nov-99         40.625     104.908           150.9743    393.4426       62.1359        122.6641         52.2222
  12-Nov-99         40.625    104.2945           154.2564    386.8852       62.1359        123.5795         56.6667
  15-Nov-99        41.4063    121.4724           154.5641    390.1639       62.3786        123.5178         54.4444
  16-Nov-99        41.6016    126.3804           152.7179    380.9426       66.5049         126.338         52.7778
  17-Nov-99        42.9688    120.2454           151.0769    387.7049       65.0486        125.4303         52.2222
  18-Nov-99        45.3125    119.0184           152.2051     397.541       75.2427         128.412              50
  19-Nov-99        42.3828    114.7239           151.5897    388.5246       83.0097        129.2614         50.5556
  22-Nov-99        42.1875    130.6749           152.6154    386.8852        81.068        130.1557         52.7778
  23-Nov-99        43.3594    134.3558           150.1539    381.9672       83.9806        128.2493         55.5556
  24-Nov-99         46.875    136.1963           147.6923    380.3279       85.4369        131.2276         54.4444
  25-Nov-99         46.875    136.1963           147.6923    380.3279       85.4369        131.2276         54.4444
  26-Nov-99        47.6563    146.0123           153.0256    381.9672       84.9515        132.2754         53.3333
  29-Nov-99        45.9961    132.5153           165.7436    406.5574       85.4369         131.261         53.8889
  30-Nov-99        42.9688    132.5153             155.59      425.41       87.1359        127.9919         54.4444
   1-Dec-99          43.75    127.6074           155.8974    414.7541       85.9223        128.6652         62.2222
   2-Dec-99        42.9688    131.2883           208.5128    380.3279       85.9223         132.466         70.5556
   3-Dec-99         40.625      136.81           198.5641    406.5574       88.3495        135.0691              70
   6-Dec-99           37.5      150.92           196.5128    459.0164       89.3204        136.0428         71.1111
   7-Dec-99        35.1563    139.8773           204.7179    473.7705       89.8058        137.6123         71.1111
   8-Dec-99        41.7969    152.1472           213.3333    496.7213      112.6214          137.58         72.2222
   9-Dec-99        37.8906    139.8773           215.3846    483.6066       115.534        137.8905         71.1111
  10-Dec-99        39.4531    132.5153           205.1282    485.2459      116.5049        138.8906         69.4444
  13-Dec-99        39.4531    141.7178           210.5641    468.8525      120.8738        140.3458         65.5556
  14-Dec-99        39.0625    133.7423           213.7436    467.2131      114.5631        137.0269         66.6667
  15-Dec-99        36.3281    129.4479           211.7949    483.6066      114.0777        138.9562         64.4445
  16-Dec-99        35.5469    132.5153           213.3333    506.5574      100.9709        142.5284         76.1111
  17-Dec-99        35.5469    139.8773           229.1282    478.6885       98.5437        143.9863         76.6667
  20-Dec-99        35.5469    141.1043           204.9231    450.8197      103.3981        145.1683         77.7778
  21-Dec-99        35.5469    137.4233           213.1282    472.1312      103.8835        150.0514         75.5556
  22-Dec-99           37.5    143.5583           226.4615    480.3279      104.3689        151.0547         72.2222
  23-Dec-99        36.7188    138.6503           238.1538     547.541      106.3107        152.2877         73.3333
  24-Dec-99        36.7188    138.6503           238.1538     547.541      106.3107        152.2877         73.3333
  27-Dec-99        35.5469    142.3313            227.282     552.459      106.3107        152.5156         70.8333
  28-Dec-99        36.3281    130.6749           263.0769         550      105.8253          152.39              70
  29-Dec-99        39.0625    126.3804           239.5897    590.1639      107.2816        155.0508         68.3333
  30-Dec-99        39.4531    124.5399           233.0257    572.1312      104.8544        154.8747         68.3333
  31-Dec-99        40.2344    123.3129           233.0257    572.9509      104.3689        156.1192         67.2222
   3-Jan-00        41.0156    123.9264                228    529.5082      111.6505        158.4917         62.2222
   4-Jan-00          43.75    119.0184           202.4615    486.8853      105.3398        149.6885         67.2222
   5-Jan-00        41.4063    117.7914           207.1795    463.9344      106.7961         148.762         69.4444
   6-Jan-00        48.4375    124.5399           198.5641    480.3279       107.767        142.9915         75.5556
   7-Jan-00        44.5313    123.3129           205.1282    439.3443      106.3107        148.9569         77.7778
  10-Jan-00        48.2422    120.2454           221.5385    416.3934      100.4854        155.3657              80
  11-Jan-00         46.875    114.1104           220.5128    386.0656       97.5728        150.4366              80
  12-Jan-00        46.4844     109.816           207.0769    349.1803      104.8544        147.7061         83.3333
  13-Jan-00        44.9219    112.8834           204.3077    445.9016      109.2233        151.8185         86.1111
  14-Jan-00        44.1406    117.7914           242.8718    462.2951      108.7379        155.9259         86.6667
  17-Jan-00        44.1406    117.7914           242.8718    462.2951      108.7379        155.9259         86.6667
  18-Jan-00        43.3594    118.4049           264.2051    481.9672       107.767        158.4787         97.7778
  19-Jan-00        46.0938    114.1104             272.41    454.0984      106.7961        159.2644         97.7778
  20-Jan-00        46.4844    115.3374           283.8975    459.0164      105.8253        160.7307         98.8889
  21-Jan-00        46.4844    137.4233           269.3333    446.7213      103.3981        162.4913        119.4444
  24-Jan-00        46.0938    144.7853           267.0513    450.8197       107.767        157.1463        111.1111
  25-Jan-00        45.3125    142.3313           264.6154    472.1312      105.3398        159.8828        122.2222
  26-Jan-00        44.5313    144.7853            259.282    454.0984      127.6699        156.1422        116.6667
  27-Jan-00        44.5313    141.1043           253.7436    455.7377      120.8738        154.9779        111.6667
  28-Jan-00        45.3125    134.9693           233.0257     452.459      128.6408        149.1276        107.2222
  31-Jan-00        39.4531    130.0614           229.9487    365.5738      114.5631        151.1717         98.8889
   1-Feb-00        39.0625    130.0614           228.1026    377.0492      108.7379        155.4543             100
   2-Feb-00        38.0859    133.7423           247.7949    418.0328      120.3884        156.2976        106.1111
   3-Feb-00        38.6719    131.9018           254.6667    434.4262      118.4466        161.5544        106.6667
   4-Feb-00        37.8906    127.6074           255.0769    419.6721       115.534        162.8266        104.4444
   7-Feb-00        37.8906    128.8344           247.7949    405.7377      111.1651        165.8049             120
   8-Feb-00        44.1406    127.6074           258.4615    373.7705      108.2524        169.8612        128.8889
   9-Feb-00        45.7031    125.7669           242.9743    355.7377       89.3204        167.3959        118.3333
  10-Feb-00        41.7969    128.2209             244.41    362.2951       98.0583        172.0914        122.7778
  11-Feb-00        38.6719    119.0184           236.7179    340.9836       92.7184        168.6316        122.7778
  14-Feb-00        41.7969    120.2454           220.2051    327.8688        92.233        169.5178        127.7778
  15-Feb-00        42.1875    120.2454            216.718    318.0328       94.1748         169.603        155.5556
  16-Feb-00         40.625    132.5153           214.5641    350.8197       97.0874        169.8669             140
  17-Feb-00        41.4063    133.1288           206.9744    340.9836      114.8058        174.5195        133.3333
  18-Feb-00        39.0625    132.5153           196.9231    337.7049      112.1359        169.2566        144.4444
  21-Feb-00        39.0625    132.5153           196.9231    337.7049      112.1359        169.2566        144.4444
  22-Feb-00        41.4063    134.9693            203.282    314.7541      103.8835          168.12        146.1111
  23-Feb-00        41.4063    137.4233           219.0769    308.1967      106.7961        174.5736        147.2222
  24-Feb-00        39.4531    147.2393           228.1026    309.8361       99.0291        177.1563        139.4444
  25-Feb-00        39.8438    146.0123           229.7436      324.59           100        176.1147        132.7778
  28-Feb-00        38.2813    153.3742           220.1026    327.8688      101.4563        175.6294        138.8889
  29-Feb-00        36.7188    154.6012           223.0769    329.5082      104.8544        180.1887        142.2222
   1-Mar-00        36.7188    149.6933           233.8462    328.6885      100.9709        183.5414        153.3333
   2-Mar-00        35.9375    142.9448           233.0257    340.9836       94.1748        182.4069        158.3333
   3-Mar-00        39.0625    147.2393            259.282    344.2623       96.1165        188.5561        153.3333
   6-Mar-00           37.5      150.92           270.9744    360.6557      101.4563        188.1747        152.2222
   7-Mar-00        35.9375    158.2822           289.0256     352.459      103.8835        185.9875        152.2222
   8-Mar-00        35.3516      150.92           300.3077    359.8361       107.767        187.8835             150
   9-Mar-00        36.3281    149.6933           303.1795    419.6721      111.6505         193.623        166.6667
  10-Mar-00        35.9375    153.3742           298.6667    418.8525      111.6505        193.6905        175.5556
  13-Mar-00        35.9375    150.3067           295.3846    403.2787       107.767        188.2664        168.8889
  14-Mar-00        35.5469    170.5521            267.282    390.9836      110.6796          180.57             150
  15-Mar-00        35.9375    176.6871           246.1539    390.1639      108.7379        175.8124        144.4444
  16-Mar-00        33.5938    176.6871             247.59    394.2623       107.767        180.9828        142.2222
  17-Mar-00        31.6406     191.411           252.3077    401.6394      101.4563        184.0804        142.2222
  20-Mar-00        30.8594     196.319           258.0513    351.6393       97.0874        176.8628        133.8889
  21-Mar-00          31.25    194.4785           249.8461    354.0984       93.6893        180.7638        135.5556
  22-Mar-00          31.25    225.7669            273.641    394.2623       97.0874        186.6363        137.7778
  23-Mar-00          31.25    239.2638           270.1539     392.623       97.0874        189.5467        143.3333
  24-Mar-00        32.0313     211.043           269.1282    388.5246       92.7184        190.4068        142.2222
  27-Mar-00        29.2969    222.0859           282.2564    387.7049       95.1456        190.2353        137.7778
  28-Mar-00        28.5156    215.9509           281.4359    355.7377       92.7184        185.4524        142.2222
  29-Mar-00        26.5625     196.319           269.1282    360.6557        92.233        178.1929        129.4444
  30-Mar-00             25    171.7791           238.7692     329.918       81.5534        171.0271        108.8889
  31-Mar-00        25.7813    177.3006           255.1795    331.1476       70.3883        175.4368        115.5556
   3-Apr-00        25.3906    176.6871           256.8205    319.6721       83.0097        162.0416         87.7778
   4-Apr-00             25    166.8712           213.7436    340.9836       77.6699        159.1723         84.4444
   5-Apr-00        23.4375    171.7791           228.1026    340.1639       74.7573        159.9523        102.2222
   6-Apr-00        21.4844      174.08           246.1539    334.4262        76.699        163.7251         97.7778
   7-Apr-00        22.2656    173.6196           254.1539    331.1476       81.5534        170.5882         94.4444
  10-Apr-00        20.7031    165.6442             248.41    309.0164       80.0971        160.6805         93.3333
  11-Apr-00        20.7031    157.0552           242.8718    258.1967       82.5243        155.6048         84.4444
  12-Apr-00        19.5313    134.9693           216.2051     197.541       72.3301         144.622         77.7778
  13-Apr-00        17.9688    146.6258           232.8205    161.4754       74.2718          141.06         72.2222
  14-Apr-00        14.0625    142.3313           185.0257    137.7049       69.4175        127.4214         64.4445
  17-Apr-00        13.6719    137.4233             192.41    165.5738       70.3883          135.78         53.3333
  18-Apr-00        16.0156    144.7853           233.0257    168.8525       72.8155        145.5405         61.1111
  19-Apr-00        16.4063    146.0123           226.8718    171.9262       71.8447        142.1965         54.4444
  20-Apr-00        15.8203    141.1043           231.1795    158.8115       75.7282        139.7976              60
  21-Apr-00        15.8203    141.1043           231.1795    158.8115       75.7282        139.7976              60
  24-Apr-00        17.1875    139.8773           215.3846    173.7705       72.3301        133.6055              50
  25-Apr-00        16.4063    142.9448           238.9743    160.6557       69.9029        142.3815         52.2222
  26-Apr-00        16.4063    142.3313           214.9743    119.6721       80.0971        139.2685         52.2222
  27-Apr-00        17.9688    134.9693           203.6923    113.9344       79.6117        144.7908         53.3333
  28-Apr-00        17.9688    142.3313           214.5641     152.459       80.0971        148.1143         54.4444
   1-May-00        16.7969    136.1963            254.359    160.6557       83.0097        151.8519         56.1111
   2-May-00        16.4063    133.7423           240.4103     147.541       81.5534        145.2289              55
   3-May-00        15.4297    130.6749           223.1795    144.2623       80.0971        142.2311         55.5556
   4-May-00         15.625    127.6074           229.3846    140.9836       83.9806        142.7271         51.6667
   5-May-00        15.0391    126.3804           234.6667    130.3279        88.835        146.4324         50.5556
   8-May-00         15.625    126.9939           216.6154    106.5574       88.3495        140.7759         51.6667
   9-May-00        15.2344    111.6564           212.7179    107.3771       89.3204         137.539         53.3333
  10-May-00        15.2344    125.1534           198.5641     91.8033       89.3204        129.8553         51.6667
  11-May-00        15.4297    117.7914           207.1795     104.918       93.2039        134.2615         51.6667
  12-May-00         15.625    117.7914           194.4615      95.082       95.6311        135.3925         52.2222
  15-May-00        14.6484    112.8834           193.0256     98.3607       96.1165        138.4076         52.2222
  16-May-00         15.625    115.3374           196.4615    109.8361       97.0874        142.6247         49.4444
  17-May-00        14.4531    117.7914             192.41    131.1475       99.0291         139.839              45
  18-May-00        15.2344    114.7239           186.2564    125.4098      100.4854        135.7627         43.8889
  19-May-00        14.8438    112.8834           181.7436    109.0164           100        130.0728         44.4445
  22-May-00        15.2344    112.8834           174.1538    109.8361           100         129.068         40.2778
  23-May-00        14.0625    109.2025           167.7949    114.7541       99.5146        121.4081              40
  24-May-00        13.6719     94.4785           163.8974       137.5           100        125.4771         35.5556
  25-May-00        14.4531     82.2086           152.4103     104.918      100.4854        122.9734         34.4445
  26-May-00        14.0625     90.7976           161.2308    118.0328       99.0291        122.9642         30.5556
  29-May-00        14.0625     90.7976           161.2308    118.0328       99.0291        122.9642         30.5556
  30-May-00        14.4531     88.3436           199.3846    132.1721           100        132.7231         27.2222
  31-May-00        14.4531     83.4356           181.3333    151.6393       99.5146         130.476            27.5
   1-Jun-00        14.0625     79.1411           188.9231    146.7213       98.5437        137.4427         32.2222
   2-Jun-00        16.4063     82.2086           208.4103     152.459       87.3786        146.3004         46.6667
   5-Jun-00        16.7969     82.2086            203.282    151.6393       76.2136        146.6219         46.1111
   6-Jun-00        14.8438     80.9816           198.5641    143.4426       60.1942        144.1133              60
   7-Jun-00        16.4063     83.4356           209.8462    189.3443       62.1359        147.2933         61.1111
   8-Jun-00        18.3594     81.5951           193.2308    178.6885       60.1942        146.7677         62.2222
   9-Jun-00        19.3359     80.9816           177.2308     197.541       55.8252        148.6584              60
  12-Jun-00        20.8984     79.7546           174.2564    186.8853       56.7961         144.556         57.2222
  13-Jun-00        21.4844     77.9141           177.2308    190.1639       59.2233         147.746         56.6667
  14-Jun-00        18.1641     77.9141           190.9743    168.8525       59.7087        145.6878         55.5556
  15-Jun-00        15.8203     83.4356           195.8974    180.3279        57.767        147.5419         55.5556
  16-Jun-00        19.5313     87.1166           199.3846    166.3934       54.3689        148.1105         54.4444
  19-Jun-00        18.5547     84.6626           218.0513    177.0492       54.6117          153.07         52.2222
  20-Jun-00        21.4844     93.2515           219.0769    172.1311       56.3107        153.9727         51.6667
  21-Jun-00        21.0938    112.2699                226    167.2131       53.8835        155.9117         51.6667
  22-Jun-00        21.6797    111.6564           228.9231    157.3771       35.4369         151.037         53.3333
  23-Jun-00        23.0469    110.4294           233.0257    137.7049       40.0485        147.5266         53.3333
  26-Jun-00        23.4375    109.2025           226.6667    168.0328       40.7767        150.0886              50
  27-Jun-00        23.4375    101.8405           215.7949    164.7541       40.7767        148.0491         53.3333
  28-Jun-00         21.875    101.8405             223.59    183.6066       53.3981        151.1713         55.8333
  29-Jun-00        22.6563    100.6135           215.5897    181.9672       53.3981          148.75         60.5556
  30-Jun-00        20.7031     99.3865           242.2564    181.1475       53.8835          152.16         52.2222
   3-Jul-00        22.6563     98.1595           242.2564    163.9344       53.8835        153.1505              60
   5-Jul-00        25.7813     88.3436           244.1026    173.7705       54.8544         148.208         52.2222
   6-Jul-00        26.9531     85.8896           249.2308    168.0328       54.3689        151.9474         52.2222
   7-Jul-00        26.5625     84.6626           241.4359    209.0164       56.3107          154.35         54.4444
  10-Jul-00        24.2188     85.8896           233.2308    196.7213       55.3398         152.704         53.3333
  11-Jul-00        24.2188     84.6626           228.5128     192.623       53.8835        151.7882         51.1111
  12-Jul-00        22.6563     77.9141           239.7949     192.623       53.6408        157.2809         51.1111
  13-Jul-00        25.3906     77.9141           250.4615    196.7213       53.6408        160.1687         51.1111
  14-Jul-00        25.7813     78.5276           252.9231    228.6885       52.9126        162.9018         53.8889

Source: FactSet

                                                                  CONFIDENTIAL 6

Project Columbia

Indexed Price Performance in 2000

January 1, 2000 to July 14, 2000

TMP Worldwide +8.5%
Columbia -35.9%
Headhunter.net -36.3%
HotJobs.com -60.1%
KForce -49.3%
NASDAQ +4.3%
Topjobs.net -19.8%

      Date             CBDR           HHNT           TMPW          HOTJ             KFRC          COMP            TJOB
    1-Jan-00            100             100            100           100               100            100            100
    3-Jan-00       101.9418        100.4975        97.8433       92.4177          106.9768       101.5197         92.562
    4-Jan-00       108.7379         96.5174        86.8838       84.9785          100.9302        95.8809            100
    5-Jan-00       102.9126         95.5224        88.9085       80.9728          102.3256        95.2874       103.3058
    6-Jan-00       120.3884         100.995        85.2113       83.8341          103.2558        91.5912       112.3967
    7-Jan-00       110.6796             100        88.0282        76.681          101.8605        95.4123       115.7025
   10-Jan-00       119.9029         97.5124        95.0704       72.6753           96.2791        99.5174       119.0083
   11-Jan-00       116.5049         92.5373        94.6303        67.382           93.4884        96.3601       119.0083
   12-Jan-00        115.534         89.0547        88.8644       60.9442          100.4651        94.6111       123.9669
   13-Jan-00       111.6505         91.5423        87.6761       77.8255          104.6512        97.2452       128.0992
   14-Jan-00       109.7087         95.5224       104.2254       80.6867           104.186        99.8761       128.9256
   17-Jan-00       109.7087         95.5224       104.2254       80.6867           104.186        99.8761       128.9256
   18-Jan-00        107.767         96.0199       113.3803       84.1202          103.2558       101.5113       145.4545
   19-Jan-00       114.5631         92.5373       116.9014       79.2561          102.3256       102.0146       145.4545
   20-Jan-00        115.534         93.5323        121.831       80.1145          101.3954       102.9538       147.1074
   21-Jan-00        115.534        111.4428        115.581       77.9685           99.0698       104.0815        177.686
   24-Jan-00       114.5631        117.4129       114.6017       78.6838          103.2558       100.6579       165.2893
   25-Jan-00       112.6214        115.4229       113.5563       82.4034          100.9302       102.4107       181.8182
   26-Jan-00       110.6796        117.4129       111.2676       79.2561          122.3256       100.0148       173.5537
   27-Jan-00       110.6796        114.4279       108.8909       79.5422           115.814        99.2689       166.1157
   28-Jan-00       112.6214        109.4527            100         78.97          123.2558        95.5216       159.5041
   31-Jan-00        98.0583        105.4726        98.6796       63.8054          109.7674        96.8309       147.1074
    1-Feb-00        97.0874        105.4726        97.8873       65.8083           104.186        99.5741       148.7603
    2-Feb-00        94.6602        108.4577        106.338       72.9614          115.3488       100.1143       157.8512
    3-Feb-00        96.1165        106.9652        109.287       75.8226          113.4884       103.4814       158.6777
    4-Feb-00        94.1748        103.4826        109.463       73.2475          110.6977       104.2963       155.3719
    7-Feb-00        94.1748        104.4776        106.338       70.8155          106.5116        106.204       178.5124
    8-Feb-00       109.7087        103.4826       110.9155       65.2361          103.7209       108.8022       191.7355
    9-Feb-00       113.5922          101.99       104.2694       62.0887           85.5814       107.2231       176.0331
   10-Feb-00       103.8835        103.9801       104.8856       63.2332           93.9535       110.2307       182.6446
   11-Feb-00        96.1165         96.5174       101.5845       59.5136           88.8372       108.0146       182.6446
   14-Feb-00       103.8835         97.5124        94.4982       57.2246           88.3721       108.5823       190.0826
   15-Feb-00       104.8544         97.5124        93.0018       55.5079           90.2326       108.6368        231.405
   16-Feb-00       100.9709        107.4627        92.0775       61.2303           93.0233       108.8059       208.2645
   17-Feb-00       102.9126        107.9602        88.8204       59.5136               110        111.786       198.3471
   18-Feb-00        97.0874        107.4627         84.507       58.9414          107.4419        108.415        214.876
   21-Feb-00        97.0874        107.4627         84.507       58.9414          107.4419        108.415        214.876
   22-Feb-00       102.9126        109.4527        87.2359       54.9356           99.5349       107.6871       217.3554
   23-Feb-00       102.9126        111.4428        94.0141       53.7911          102.3256       111.8207       219.0083
   24-Feb-00        98.0583         119.403        97.8873       54.0773           94.8837        113.475        207.438
   25-Feb-00        99.0291         118.408        98.5916       56.6524            95.814       112.8078       197.5207
   28-Feb-00        95.1456        124.3781        94.4542       57.2246           97.2093        112.497       206.6116
   29-Feb-00        91.2621        125.3731        95.7306       57.5107          100.4651       115.4174         211.57
    1-Mar-00        91.2621         121.393       100.3521       57.3677           96.7442       117.5649       228.0992
    2-Mar-00        89.3204        115.9204            100       59.5136           90.2326       116.8382       235.5372
    3-Mar-00        97.0874         119.403       111.2676       60.0858            92.093        120.777       228.0992
    6-Mar-00        93.2039        122.3881       116.2852       62.9471           97.2093       120.5327       226.4463
    7-Mar-00        89.3204        128.3582       124.0317       61.5165           99.5349       119.1317       226.4463
    8-Mar-00        87.8641        122.3881       128.8732        62.804          103.2558       120.3462       223.1405
    9-Mar-00        90.2913         121.393       130.1056       73.2475          106.9768       124.0225       247.9339
   10-Mar-00        89.3204        124.3781        128.169       73.1044          106.9768       124.0658        261.157
   13-Mar-00        89.3204        121.8906       126.7606       70.3863          103.2558       120.5915       251.2397
   14-Mar-00        88.3495        138.3085       114.7007       68.2403          106.0465       115.6616       223.1405
   15-Mar-00        89.3204        143.2836       105.6338       68.0973           104.186       112.6142        214.876
   16-Mar-00        83.4952        143.2836         106.25       68.8126          103.2558        115.926         211.57
   17-Mar-00        78.6408        155.2239       108.2747       70.1001           97.2093       117.9102         211.57
   20-Mar-00         76.699         159.204       110.7394       61.3734           93.0233        113.287       199.1736
   21-Mar-00        77.6699        157.7114       107.2183       61.8026           89.7674       115.7857       201.6529
   22-Mar-00        77.6699        183.0846       117.4296       68.8126           93.0233       119.5473       204.9587
   23-Mar-00        77.6699          194.03       115.9331       68.5265           93.0233       121.4115       213.2231
   24-Mar-00        79.6117        171.1443        115.493       67.8112           88.8372       121.9624         211.57
   27-Mar-00        72.8155        180.0995       121.1268       67.6681           91.1628       121.8526       204.9587
   28-Mar-00        70.8738        175.1244       120.7747       62.0887           88.8372       118.7889         211.57
   29-Mar-00        66.0194         159.204        115.493       62.9471           88.3721        114.139        192.562
   30-Mar-00        62.1359        139.3035       102.4648       57.5823           78.1395       109.5491       161.9835
   31-Mar-00        64.0777        143.7811       109.5071       57.7969           67.4419       112.3736       171.9008
    3-Apr-00        63.1068        143.2836       110.2113        55.794           79.5349       103.7935       130.5785
    4-Apr-00        62.1359        135.3234        91.7254       59.5136           74.4186       101.9556       125.6198
    5-Apr-00        58.2524        139.3035        97.8873       59.3705           71.6279       102.4552       152.0661
    6-Apr-00        53.3981        141.1692       105.6338       58.3691           73.4884       104.8718       145.4545
    7-Apr-00        55.3398         140.796       109.0669       57.7969           78.1395       109.2679       140.4959
   10-Apr-00        51.4563        134.3284       106.6021       53.9342           76.7442       102.9216        138.843
   11-Apr-00        51.4563        127.3632       104.2254       45.0644           79.0698        99.6705       125.6198
   12-Apr-00        48.5437        109.4527        92.7817       34.4778           69.3023        92.6356       115.7025
   13-Apr-00        44.6602        118.9055         99.912       28.1831           71.1628        90.3539        107.438
   14-Apr-00        34.9515        115.4229        79.4014       24.0343           66.5116         81.618        95.8678
   17-Apr-00        33.9806        111.4428        82.5704       28.8984           67.4419         86.972        79.3388
   18-Apr-00        39.8058        117.4129            100       29.4707           69.7674        93.2239        90.9091
   19-Apr-00        40.7767         118.408        97.3592       30.0072           68.8372         91.082        80.9917
   20-Apr-00        39.3204        114.4279        99.2078       27.7182           72.5581        89.5454        89.2562
   21-Apr-00        39.3204        114.4279        99.2078       27.7182           72.5581        89.5454        89.2562
   24-Apr-00        42.7184        113.4328        92.4296        30.329           69.3023        85.5791        74.3802
   25-Apr-00        40.7767        115.9204       102.5528       28.0401           66.9768        91.2005         77.686
   26-Apr-00        40.7767        115.4229        92.2535        20.887           76.7442        89.2065         77.686
   27-Apr-00        44.6602        109.4527         87.412       19.8856           76.2791        92.7437        79.3388
   28-Apr-00        44.6602        115.4229        92.0775       26.6094           76.7442        94.8726        80.9917
    1-May-00        41.7476        110.4478       109.1549       28.0401           79.5349        97.2666        83.4711
    2-May-00        40.7767        108.4577        103.169       25.7511           78.1395        93.0244        81.8182
    3-May-00        38.3495        105.9702        95.7747       25.1788           76.7442        91.1041        82.6446
    4-May-00         38.835        103.4826        98.4375       24.6066           80.4651        91.4219        76.8595
    5-May-00        37.3786        102.4876       100.7042       22.7468           85.1163        93.7953        75.2066
    8-May-00         38.835        102.9851        92.9578        18.598           84.6512         90.172        76.8595
    9-May-00        37.8641         90.5473        91.2852       18.7411           85.5814        88.0987        79.3388
   10-May-00        37.8641        101.4925        85.2113       16.0229           85.5814         83.177        76.8595
   11-May-00        38.3495         95.5224        88.9085       18.3119           89.3023        85.9993        76.8595
   12-May-00         38.835         95.5224        83.4507       16.5951           91.6279        86.7238         77.686
   15-May-00        36.4078         91.5423        82.8345       17.1674            92.093        88.6551         77.686
   16-May-00         38.835         93.5323         84.309       19.1702           93.0233        91.3563        73.5537
   17-May-00        35.9223         95.5224        82.5704       22.8898           94.8837        89.5719        66.9422
   18-May-00        37.8641         93.0348        79.9296       21.8884           96.2791        86.9609        65.2893
   19-May-00        36.8932         91.5423         77.993       19.0272            95.814        83.3163        66.1157
   22-May-00        37.8641         91.5423        74.7359       19.1702            95.814        82.6727        59.9174
   23-May-00        34.9515         88.5572         72.007       20.0286           95.3488        77.7663        59.5041
   24-May-00        33.9806         76.6169        70.3345       23.9986            95.814        80.3726        52.8926
   25-May-00        35.9223         66.6667        65.4049       18.3119           96.2791        78.7689        51.2397
   26-May-00        34.9515         73.6318        69.1901       20.6009           94.8837         78.763        45.4546
   29-May-00        34.9515         73.6318        69.1901       20.6009           94.8837         78.763        45.4546
   30-May-00        35.9223         71.6418        85.5634       23.0687            95.814        85.0139        40.4959
   31-May-00        35.9223         67.6617        77.8169       26.4664           95.3488        83.5746        40.9091
    1-Jun-00        34.9515         64.1791        81.0739        25.608           94.4186         88.037        47.9339
    2-Jun-00        40.7767         66.6667        89.4366       26.6094           83.7209        93.7107        69.4215
    5-Jun-00        41.7476         66.6667        87.2359       26.4664           73.0233        93.9167         68.595
    6-Jun-00        36.8932         65.6716        85.2113       25.0358           57.6744        92.3098        89.2562
    7-Jun-00        40.7767         67.6617        90.0528       33.0472           59.5349        94.3467        90.9091
    8-Jun-00        45.6311         66.1692        82.9225       31.1874           57.6744          94.01         92.562
    9-Jun-00        48.0583         65.6716        76.0563       34.4778           53.4884        95.2211        89.2562
   12-Jun-00        51.9418         64.6766        74.7799        32.618           54.4186        92.5933         85.124
   13-Jun-00        53.3981         63.1841        76.0563       33.1903           56.7442        94.6367        84.2975
   14-Jun-00        45.1456         63.1841        81.9542       29.4707           57.2093        93.3183        82.6446
   15-Jun-00        39.3204         67.6617        84.0669       31.4735           55.3488         94.506        82.6446
   16-Jun-00        48.5437         70.6468        85.5634       29.0415            52.093        94.8701        80.9917
   19-Jun-00        46.1165         68.6567        93.5739       30.9013           52.3256        98.0468         77.686
   20-Jun-00        53.3981         75.6219        94.0141       30.0429           53.9535        98.6251        76.8595
   21-Jun-00        52.4272         91.0448         96.985       29.1846           51.6279        99.8698        76.8595
   22-Jun-00        53.8835         90.5473        98.2394       27.4678           33.9535        96.7447        79.3388
   23-Jun-00        57.2816         89.5522            100       24.0343           38.3721        94.4961        79.3388
   26-Jun-00        58.2524         88.5572        97.2711       29.3276           39.0698        96.1372        74.3802
   27-Jun-00        58.2524         82.5871        92.6056       28.7554           39.0698        94.8308        79.3388
   28-Jun-00        54.3689         82.5871        95.9507       32.0458           51.1628        96.8307        83.0579
   29-Jun-00        56.3107          81.592        92.5176       31.7597           51.1628        95.2798        90.0827
   30-Jun-00        51.4563          80.597       103.9613       31.6166           51.6279         97.464         77.686
    3-Jul-00        56.3107          79.602       103.9613       28.6123           51.6279        98.0984        89.2562
    4-Jul-00        56.3107          79.602       103.9613       28.6123           51.6279        98.0984        89.2562
    5-Jul-00        64.0777         71.6418       104.7535        30.329           52.5581        94.9326         77.686
    6-Jul-00        66.9903         69.6517       106.9542       29.3276            52.093        97.3278         77.686
    7-Jul-00        66.0194         68.6567       103.6092       36.4807           53.9535        98.8669        80.9917
   10-Jul-00        60.1942         69.6517        100.088       34.3348           53.0233        97.8124        79.3388
   11-Jul-00        60.1942         68.6567        98.0634       33.6195           51.6279        97.2258        76.0331
   12-Jul-00        56.3107         63.1841       102.9049       33.6195           51.3954       100.7441        76.0331
   13-Jul-00        63.1068         63.1841       107.4824       34.3348           51.3954       102.5938        76.0331
   14-Jul-00        64.0777         63.6816       108.5387       39.9142           50.6977       104.3445        80.1653

Source: FactSet

                                                                CONFIDENTIAL   7

     Project Columbia

Columbia Financial Performance - Historical
($MM, except per share amounts)
====================================================================================================================================
                                               Columbia Quarterly Financial Results                Columbia Yearly Financial Results
                            --------------------------------------------------------------------------------------------------------
                                          FY1998A                               FY1999A              Fiscal Year Ended December 31,
                            ----------------------------------   ----------------------------------  -------------------------------
                              Q198A    Q298A    Q398A    Q498A     Q199A    Q299A    Q399A    Q499A     1997A     1998A     1999A
------------------------------------------------------------------------------------------------------------------------------------
Net Revenues                $   1.1  $   1.5  $   2.0  $   2.4   $   2.8  $   3.3  $   4.1  $   4.7   $   1.9   $   7.0   $  14.9
Cost of Goods Sold              0.2      0.3      0.5      0.7       1.0      1.5      1.9      2.2       0.3       1.7       6.7
                            -------  -------  -------  -------   -------  -------  -------  -------   -------   -------   -------
Gross Profit                    0.9      1.2      1.5      1.7       1.8      1.8      2.3      2.5       1.6       5.3       8.2

Product Development             0.6      0.5      0.6      0.6       0.7      0.5      0.6      0.7       1.3       2.3       2.3
Sales & Marketing               2.9      3.3      3.2      3.4       4.6      5.1      6.5      9.3       6.5      12.7      25.5
General & Administrative        0.5      0.5      0.6      0.8       0.7      1.0      1.0      1.1       1.3       2.3       3.8
Equity-based Expense            0.0      0.0      0.0      0.0       0.1      0.7      1.0      1.0       0.0       0.0       2.7
                            -------  -------  -------  -------   -------  -------  -------  -------   -------   -------   -------
Operating Income               (3.1)    (3.0)    (2.9)    (3.0)     (4.3)    (5.5)    (6.7)    (9.5)     (7.4)    (12.0)    (26.1)

Interest (Income) / Expense    (0.0)     0.0     (0.0)     0.0       0.0     (0.3)    (1.0)    (0.9)     (0.1)     (0.0)     (2.1)
                            -------  -------  -------  -------   -------  -------  -------  -------   -------   -------   -------
Pretax Income                  (3.1)    (3.0)    (2.9)    (3.0)     (4.4)    (5.2)    (5.8)    (8.6)     (7.3)    (12.0)    (24.0)
Income Taxes                    0.0      0.0      0.0      0.0       0.0      0.0      0.0      0.0       0.0       0.0       0.0
                            -------  -------  -------  -------   -------  -------  -------  -------   -------   -------   -------

Net Income                     (3.1)    (3.0)    (2.9)    (3.0)     (4.4)    (5.2)    (5.8)    (8.6)     (7.3)    (12.0)    (24.0)

EPS                          ($0.22)  ($0.22)  ($0.21)  ($0.22)   ($0.26)  ($0.25)  ($0.24)  ($0.36)   ($0.53)   ($0.87)   ($1.14)
Average Shares (000s)          13.9     13.9     13.9     13.9      16.9     20.4     23.6     23.7      13.9      13.9      21.1

I/B/E/S EPS

Margins
-------
Gross Profit                   81.9%    80.0%    75.2%    71.2%     63.7%    55.2%    54.5%    52.7%     83.4%     75.9%     55.2%
Product Development            56.2%    34.0%    30.2%    24.3%     25.6%    13.8%    13.3%    14.4%     67.9%     32.9%     15.5%
Sales & Marketing             272.4%   217.3%   160.4%   138.7%    164.1%   156.1%   156.9%   196.8%    334.2%    181.9%    170.7%
General & Administrative       48.6%    30.0%    27.7%    32.5%     25.3%    31.9%    23.7%    22.9%     65.8%     33.0%     25.6%
Operating Income             (295.2%) (201.3%) (143.1%) (124.3%)  (154.1%) (168.7%) (162.7%) (201.9%)  (384.5%)  (171.9%)  (174.8%)
Tax Rate                         NM       NM       NM       NM        NM       NM       NM       NM        NM        NM        NM
Net Income                       NM       NM       NM       NM        NM       NM       NM       NM        NM        NM        NM

Growth Rates
------------
Revenue Growth Y/Y                -        -        -        -     167.6%   117.3%   104.5%    93.8%        -     262.7%    113.0%
Revenue Growth Q/Q                -     42.9%    34.7%    20.3%     15.6%    16.0%    26.7%    14.0%        -         -         -
Operating Income Growth Y/Y       -        -        -        -        NM       NM       NM       NM         -        NM        NM
Operating Income Growth Q/Q       -       NM       NM       NM        NM       NM       NM       NM         -         -         -
EPS Growth Y/Y                    -        -        -        -        NM       NM       NM       NM         -        NM        NM
EPS Growth Q/Q                    -       NM       NM       NM        NM       NM       NM       NM         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Historical Items from SEC filings and CSFB research dated 6/22/99

CREDIT     FIRST
SUISSE     BOSTON


Technology  Group

                                                                CONFIDENTIAL   8

     Project Columbia

Wall Street Analyst Estimates
($MM, except per share amounts)

     =============================================================================================================================
                                                FY2000                              FY2001                 FY Ending December 31,
                                  --------------------------------   ---------------------------------   -------------------------
                                  Q100A    Q200E    Q300E    Q400E    Q101A    Q201E    Q301E    Q401E    1999A     2000E    2001E
     -----------------------------------------------------------------------------------------------------------------------------
     Revenue                      $ 5.6                                                                   $14.9
      CSFB                                 $ 6.8    $ 9.0    $11.3    $14.4    $16.7    $21.8    $25.9             $32.7    $78.8
      H&Q                                    6.5      8.2     10.6        -        -        -        -              30.8        -
      Robertson Stephens                     6.9      9.0     12.0        -        -        -        -              33.5     75.0
      Friedman, Billings, Ramsey               -        -        -        -        -        -        -              34.5     78.8

     R&D Expense                  $ 0.6                                                                   $ 2.3
      CSFB                                 $ 0.6    $ 0.7    $ 0.7    $ 0.9    $ 1.1    $ 1.3    $ 1.4             $ 2.6    $ 4.7
      H&Q                                    0.7        -        -        -        -        -        -                 -        -
      Robertson Stephens                     0.7      0.8      0.8                                                   2.9      3.4
      Friedman, Billings, Ramsey               -        -        -        -        -        -        -                 -        -

     SG&A Expense                 $12.9                                                                   $29.3
      CSFB                                 $12.9    $13.1    $13.6    $13.9    $14.7    $15.6    $15.6             $52.5    $59.8
      H&Q                                      -        -        -        -        -        -        -                 -        -
      Robertson Stephens                    12.5     11.7     12.8        -        -        -        -              49.9     61.0
      Friedman, Billings, Ramsey               -        -        -        -        -        -        -

     Net Income                  ($11.2)                                                                 ($24.0)
      CSFB                                ($10.4)   ($9.1)   ($8.2)   ($6.5)   ($6.4)   ($4.4)   ($2.4)           ($38.9)  ($19.8)
      H&Q                                   (9.8)    (8.0)    (7.3)       -        -        -        -             (36.3)       -
      Robertson Stephens                    (9.8)    (7.8)    (7.0)       -        -        -        -             (35.8)   (21.2)
      Friedman, Billings, Ramsey               -        -        -        -        -        -        -                 -        -

     EPS                         ($0.47)                                                                 ($1.14)
      CSFB                                ($0.44)  ($0.38)  ($0.34)  ($0.27)  ($0.26)  ($0.18)  ($0.10)           ($1.63)  ($0.81)
      H&Q                                  (0.41)   (0.33)   (0.30)       -        -        -        -             (1.51)       -
      Robertson Stephens                   (0.41)   (0.33)   (0.29)       -        -        -        -             (1.50)   (0.88)
      Friedman, Billings, Ramsey           (0.41)   (0.32)   (0.29)   (0.24)   (0.17)   (0.13)   (0.08)            (1.49)   (0.62)
     ----------------------------------------------------------------------------------------------------------------------------

     Source:
     CSFB estimates from report dated April 28, 2000
     H&Q estimates from report dated May 1, 2000
     Robertson Stephens estimates from report dated May 1, 2000
     Friedman, Billings, Ramsey estimates from report dated April 28, 2000

CREDIT FIRST
SUISSE BOSTON

Technology Group

                                                                 CONFIDENTIAL  9

     Project Columbia

Columbia Earnings Performance vs. CSFB Research Estimates

 ($MM)


     ===========================================================================
                                                           Period
     ---------------------------------------------------------------------------
                                            Q2 1999  Q3 1999   Q4 1999   Q1 2000
                                            -------  -------   -------   -------

     Expected Revenue/(1)/                   $3.0      $3.6      $4.7      $5.7

     Actual Revenue                          $3.3      $4.1      $4.7      $5.6

     % Over (Under) Expectations              7.8%     14.6%     -0.4%     -0.9%


     Expected Net Loss/(1)/                 ($4.8)    ($5.8)   ($10.6)   ($10.7)

     Actual Net Loss/(2)/                   ($5.4)    ($5.8)    ($8.6)   ($11.1)

     % Over (Under) Expectations            -13.8%     -0.1%     18.4%     -3.9%

     ==========================================================================

     (1) Projections from latest CSFB Research before quarter end, as follows:
     Q2  1999 from CSFB Research dated 6/22/99
     Q3  1999 from CSFB Research dated 7/27/99
     Q4  1999 from CSFB Research dated 10/27/99
     Q1  2000 from CSFB Research dated 2/7/00
     (2) Reflects net loss applicable to common shareholders


CREDIT  FIRST
SUISSE  BOSTON

Technology Group

               ______________________                  CONFIDENTIAL        [_]
               ______________________
               Project Columbia


               2. Operating & Funding Environment




          CREDIT   FIRST
          SUISSE   BOSTON

          Technology Group

                                                                                                                CONFIDENTIAL      11
Project Columbia

Pure Internet Job Sites Still Funding Significant Losses

====================================================================================================================================
                                                                 FY2000E                                   FY2001E
------------------------------------------------------------------------------------------------------------------------------------
                             Current Cash/(1)/  Q100A     Q200E    Q300E   Q400E  FY2000E    Q101E   Q201E   Q301E    Q401E  FY2001E
                             -----------------  -----------------------------------------    ---------------------------------------
Columbia/(2)/                         $ 55.5
Operating Income                                (11.9)    (11.1)   (9.7)   (8.8)   (41.5)     (7.1)   (6.9)   (4.9)    (2.8)  (21.6)
Net Income                                      (11.2)    (10.4)   (9.1)   (8.2)   (38.9)     (6.5)   (6.4)   (4.4)    (2.4)  (19.8)


HeadHunter.net/(3)/                   $ 19.1
Operating Income                                 (5.1)     (4.9)   (4.3)   (3.7)   (18.0)     (2.0)   (0.7)    0.5      1.7    (0.6)
Net Income                                       (5.1)     (5.0)   (4.4)   (3.8)   (18.3)     (2.2)   (0.8)    0.3      1.5    (1.3)

Hotjobs/(4)/                          $124.2
Operating Income                                (13.8)    (12.7)  (12.3)  (11.6)   (50.4)    (11.0)   (8.5)   (4.5)     0.3   (23.8)
Net Income                                      (12.3)    (13.6)  (15.1)  (14.5)   (55.4)    (14.0)  (11.6)   (7.7)    (3.0)  (36.3)

Topjobs.net PLC/(5)/                  $  9.9
Operating Income                                 (8.6)     (7.7)   (7.6)   (7.5)   (31.4)     (8.1)   (6.3)   (5.1)    (3.5)  (23.0)
Net Income                                       (8.6)     (8.3)   (8.3)   (8.3)   (33.5)     (9.0)   (7.0)   (5.8)    (4.1)  (25.9)

------------------------------------------------------------------------------------------------------------------------------------

Kforce/(6)/                           $  1.8
Operating Income                                 (4.8)      1.7     4.7     9.0     10.6      10.2    11.2    19.3     21.1    61.8
Net Income                                       (2.4)      1.0     2.7     5.2      6.5       5.9     6.5    11.2     12.2    35.8

TMP Worldwide/(7)/                    $515.7
Operating Income                                 16.6      18.7    35.1    40.0    110.5      39.0    39.0    39.0     39.0   155.9
Net Income                                       11.1      15.1    25.1    28.1     79.3      27.0    27.0    27.0     27.0   107.9

====================================================================================================================================

Notes:
(1) From latest SEC filing
(2) CSFB, 4/28/00
(3) Wachovia Securities, 4/26/00
(4) Paine Webber, 6/1/00
(5) Brean Murrary, 5/15/00
(6) Dain Rauscher Wessels, 6/22/00
(7) 2001 quarterly figures are annual projections divided by 4; Net Income is of continuing operations, excluding merger costs. Merrill Lynch, 4/25/00

  CREDIT  FIRST
  SUISSE  BOSTON

  Technology Group

                                                                CONFIDENTIAL  12

     Project Columbia

Internet Companies Are Running Out of Cash

"When will the Internet Bubble burst? For scores of 'Net upstarts, that unpleasant popping sound is likely to be heard before the end of this year. Starved for cash, many of these companies will try to raise fresh funds by issuing more stock or bonds. But a lot of them won't succeed. As a result, they will be forced to sell out to stronger rivals or go out of business altogether. Already, many cash-strapped Internet firms are scrambling to find financing."

Barron's - March 20, 2000

[PICTURE]

"By focusing on 'Net companies' burn rate -- how fast they were depleting their cash reserves -- and how long it would take before some would be tapped out, Barron's pinpointed the key risk that many dot.coms faced: They were critically dependent upon a continually receptive stock market to keep funding their furious spending."

Barron's - June 19, 2000


  ($MM)
================================================================================
  RANK            COMPANY                 BURN RATE       CASH     MONTHS UNTIL
                                                                      BURNOUT
--------------------------------------------------------------------------------
  1         GenesisIntermedia.com         $  (3.83)      $  0.35       -1.7
--------------------------------------------------------------------------------
  2              Convergent Comm.         $ (30.84)      $ 13.90       -0.6
--------------------------------------------------------------------------------
  3                        Netzee         $  (2.80)      $  1.33       -0.6
--------------------------------------------------------------------------------
  4                        Peapod         $  (7.80)      $  4.61       -0.2
--------------------------------------------------------------------------------
  5                       Bluefly         $  (5.68)      $  3.91        0.1
--------------------------------------------------------------------------------
  6                 Value America         $ (24.48)      $ 21.45        0.6
--------------------------------------------------------------------------------

  73                CareerBuilder         $ (10.27)      $ 55.51       14.2
--------------------------------------------------------------------------------

  222             Keynote Systems         $  (2.37)      $357.32      449.9
--------------------------------------------------------------------------------
  223                Internet.com         $  (0.53)      $100.80      565.4
--------------------------------------------------------------------------------
  224                     Radware         $  (0.64)      $131.11      616.4
--------------------------------------------------------------------------------
  225                     Pivotal         $  (0.21)      $ 48.70      683.9
--------------------------------------------------------------------------------
  226                    VeriSign         $  (0.14)      $123.64    2,745.6
--------------------------------------------------------------------------------
  227                     Allaire         $  (0.12)      $132.82    3,318.4
--------------------------------------------------------------------------------

  CREDIT  FIRST       Source: Barron's
  SUISSE  BOSTON

  Technology Group

                                                                CONFIDENTIAL  13
     Project Columbia

Poor Financing Environment for Internet Companies

     ===========================================================================
                                                    % CHG YTD         SINCE 3/1
     ---------------------------------------------------------------------------

     Worst 7 Performers

     eMarketing                                      (72.8%)          (70.7%)
     Internet Communities                            (73.9%)          (65.5%)
     Business-to-Business Internet                   (52.7%)          (54.2%)
     Business-to-Consumer Internet                   (56.9%)          (50.6%)
     Internet Service Providers                      (36.0%)          (45.7%)
     PC Software                                     (42.4%)          (41.1%)
     Information Technology Services                 (32.7%)          (33.3%)


     Top 7 Performers
     Contract Manufacturing                           44.2%            24.0%
     Wireline Telecom Equipment                       56.5%            11.8%
     Communication ICs                                42.7%             5.5%
     Semiconductors                                   56.6%            (3.0%)
     Enterprise Systems & PC Hardware                  2.5%            (3.2%)
     Peripherals Storage                             (19.6%)          (12.3%)
     Technical Software                               (3.8%)          (13.1%)

     ---------------------------------------------------------------------------
     Performance represents price changes to close as at July 14, 2000

CREDIT  FIRST
SUISSE  BOSTON

Technology Group

               ______________________                      CONFIDENTIAL      [_]
               ______________________
               Project Columbia



               3. Analysis of Financial Terms


          CREDIT    FIRST
          SUISSE    BOSTON

          Technology Group

                                                               CONFIDENTIAL   15

     Project Columbia

Implied Premium and Valuation Multiple

===================================================================================================================================

------------------------------------------------------------------------------------------
                                                                         FD           Agg.               Aggregate Value/
                                                                                                -----------------------------------
                              Price per          Offer               Equity         Trans.        LTM         CY00        CY01
                              share/(1)/        Premium          Value/(2)/     Value/(3)/        Rev.      Rev./(4)/    Rev./(4)/
-----------------------------------------------------------------------------------------------------------------------------------
                                                $  8.00                                         $ 17.7         $ 32.9       $ 77.5
-----------------------------------------------------------------------------------------------------------------------------------
     Offer Price               $    8.00            0.0%            $ 195.7        $ 140.2         7.9x           4.3x         1.8x
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         Current               $    4.13           93.9%            $ 100.3        $  44.8         2.5x           1.4x         0.6x
-----------------------------------------------------------------------------------------------------------------------------------
      5 days ago                    4.25           88.2               103.4           47.9         2.7            1.5          0.6

     10 days ago                    3.63          120.7                88.1           32.6         1.8            1.0          0.4

     15 days ago                    3.47          130.6                84.3           28.8         1.6            0.9          0.4

     20 days ago                    2.53          216.0                61.4            5.8         0.3            0.2          0.1

     30 days ago                    2.25          255.6                54.5           (1.0)       -0.1            0.0          0.0


                                           Selected Comparable Companies Trading Statistics
                                           ------------------------------------------------

                                                                    Online Job Sites - Mean        6.6x           4.0x         2.6x

                                                         Vertical Content & Commerce - Mean        4.3x           2.8x         1.9x

                                                            Selected Precedent Transactions
                                                            -------------------------------

                                                                            Software - Mean        6.4x             -            -

                                                                            Internet - Mean       18.9x             -            -
-----------------------------------------------------------------------------------------------------------------------------------

(1) Based on Columbia stock price of $4.13 as of July 14, 2000.
(2) Based on Columbia primary shares of 23.8MM and options schedule from most recent 10-K.
(3) Defined as Equity Value plus net debt (cash) of Columbia, which was ($55.5)MM as of most recent financials.
(4) Mean of Analyst Consensus Estimates

CREDIT FIRST
SUISSE BOSTON

Technology Group

                                                               CONFIDENTIAL   16

     Project Columbia

Premium Offered vs. Top 5 Highest Precedent Transactions

=====================================================================================================================
                                                                   Stock Premiums Paid in Precedent Transactions/(2)/
                                                                  ----------------------------------------------------
                                                                   1 Day/(1)/             1 Week               4 Weeks
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Current Offer Premium / (Discount) ($8.00)                            93.9%/(1)/            88.2%                216.0%
----------------------------------------------------------------------------------------------------------------------

  Precedent Cash Technology Acquisitions/(3)/
---------------------------------------------
  Platinum Technologies/Computer Associates                          196.2%                188.9%               117.7%
  SCS Compute/Thompson US Holdings                                   134.8%                157.1%               145.5%
  Smartflex Systems/Saturn Electronics                               108.7%                217.0%               205.5%
 Marcam/Invensys PLC                                                 100.0%                192.7%               287.1%
 Lotus Development/IBM                                                96.9%                100.8%               103.2%
  Mean Top 5 Premium / (Discount)                                    127.3%                171.3%               171.8%
  Mean All Premium / (Discount)                                       33.9%                 44.4%                54.5%

  Precedent Management Buyouts/(3)/
-----------------------------------
  Kofax Image Products/Investor Group                                 36.0%                 30.8%                30.8%
  Allied Digital Technologies/Investor Group                          14.3%                 14.3%                37.9%
  Kentek Information Systems Inc/Investor Group                        8.7%                  8.7%                18.4%
 Equitrac Corp/Investor Group                                          4.3%                  5.7%                15.9%
  ATC Group Services Inc/Investor Group                                0.0%                 -8.1%                10.3%
  Mean Top 5 Premium / (Discount)                                     12.7%                 10.3%                22.7%
  Mean All Premium / (Discount)                                       10.2%                  9.6%                26.8%

  Precedent Internet Acquisitions/(3)/
--------------------------------------
  FlyCast Communications/CMGI                                        223.6%                306.5%               365.1%
  Preview Travel Inc/Travelocity                                     148.9%                187.7%               165.9%
   Netscape Communications Corp/America Online                       120.8%                138.9%               112.1%
   Visigenic Software Inc/Borland International                       92.0%                 64.0%                92.0%
  GeoCities/Yahoo                                                     67.4%                 82.9%               250.9%
   Mean Top 5 Premium / (Discount)                                   130.5%                156.0%               197.2%
   Mean All Premium / (Discount)                                      39.6%                 50.2%                69.2%

  Precedent Technology Acquisitions/(3)/
----------------------------------------
  FlyCast Communications/CMGI                                        223.6%                306.5%               365.1%
   PLATINUM Technology Inc/Computer Associates                       196.2%                188.9%               117.7%
  Meridian Data/Quantum Corp                                         168.9%                189.6%               213.8%
   Sulcus Hospitality/Eltrax Systems                                 159.6%                149.6%               260.5%
  US SerVis Inc/HBO                                                  151.6%                86.0%                151.6%
   Mean Top 5 Premium / (Discount)                                   180.0%                184.1%               221.7%
   Mean All Premium / (Discount)                                      33.2%                 41.1%                53.4%

=====================================================================================================================

Source: SDC
(1) One day prior represents premium to current for Columbia
(2) Transactions reflect completed acquisitions of US publicly traded companies from 1/1/95 through 7/14/00
(3) Average of 44 Internet Transactions, 6 Management Buyouts, 422 Technology Transactions and 117 Cash Technology Transactions

                                                               CONFIDENTIAL   17

Project Columbia

Acquisition Premium for Columbia Stock

IPO pricing to July 14, 2000

Current Offer
93.9% ($8.00)

Mean Premium (Implied Price)
Internet 39.6% ($5.76)
Cash Tech 33.9% ($5.52)
All Tech 33.2% ($5.49)
MBOs 10.2% ($4.55)

Source: SDC
Notes:
Applied premiums are difference between offer date and one day prior to offer in the each category
Average of 44 Internet Transactions, 6 Management Buyouts, 422 Stock Technology Transactions and 117 Cash Technology Transactions

Date            Price      Offer   Precedent Cash     Precedent MBOs     Precedent Internet   Precedent Technology
   5/11/99           13      8           5.52              4.55                5.76                    5.49
 12-May-99           16      8           5.52              4.55                5.76                    5.49
 13-May-99       15.875      8           5.52              4.55                5.76                    5.49
 14-May-99           14      8           5.52              4.55                5.76                    5.49
 17-May-99       12.875      8           5.52              4.55                5.76                    5.49
 18-May-99           13      8           5.52              4.55                5.76                    5.49
 19-May-99      12.5625      8           5.52              4.55                5.76                    5.49
 20-May-99       12.875      8           5.52              4.55                5.76                    5.49
 21-May-99       12.375      8           5.52              4.55                5.76                    5.49
 24-May-99       12.625      8           5.52              4.55                5.76                    5.49
 25-May-99      13.0625      8           5.52              4.55                5.76                    5.49
 26-May-99         12.5      8           5.52              4.55                5.76                    5.49
 27-May-99      11.9375      8           5.52              4.55                5.76                    5.49
 28-May-99        11.75      8           5.52              4.55                5.76                    5.49
  1-Jun-99      10.9375      8           5.52              4.55                5.76                    5.49
  2-Jun-99       10.875      8           5.52              4.55                5.76                    5.49
  3-Jun-99        10.75      8           5.52              4.55                5.76                    5.49
  4-Jun-99      11.6875      8           5.52              4.55                5.76                    5.49
  7-Jun-99       11.875      8           5.52              4.55                5.76                    5.49
  8-Jun-99      11.3125      8           5.52              4.55                5.76                    5.49
  9-Jun-99       10.875      8           5.52              4.55                5.76                    5.49
 10-Jun-99       11.125      8           5.52              4.55                5.76                    5.49
 11-Jun-99      10.9375      8           5.52              4.55                5.76                    5.49
 14-Jun-99      10.5938      8           5.52              4.55                5.76                    5.49
 15-Jun-99       10.375      8           5.52              4.55                5.76                    5.49
 16-Jun-99      10.4375      8           5.52              4.55                5.76                    5.49
 17-Jun-99        11.25      8           5.52              4.55                5.76                    5.49
 18-Jun-99        13.25      8           5.52              4.55                5.76                    5.49
 21-Jun-99           13      8           5.52              4.55                5.76                    5.49
 22-Jun-99        13.25      8           5.52              4.55                5.76                    5.49
 23-Jun-99      13.3125      8           5.52              4.55                5.76                    5.49
 24-Jun-99           13      8           5.52              4.55                5.76                    5.49
 25-Jun-99       12.625      8           5.52              4.55                5.76                    5.49
 28-Jun-99         12.5      8           5.52              4.55                5.76                    5.49
 29-Jun-99        12.75      8           5.52              4.55                5.76                    5.49
 30-Jun-99       13.125      8           5.52              4.55                5.76                    5.49
  1-Jul-99       14.125      8           5.52              4.55                5.76                    5.49
  2-Jul-99           15      8           5.52              4.55                5.76                    5.49
  6-Jul-99         16.5      8           5.52              4.55                5.76                    5.49
  7-Jul-99        16.25      8           5.52              4.55                5.76                    5.49
  8-Jul-99        15.75      8           5.52              4.55                5.76                    5.49
  9-Jul-99        16.25      8           5.52              4.55                5.76                    5.49
 12-Jul-99      15.9375      8           5.52              4.55                5.76                    5.49
 13-Jul-99         15.5      8           5.52              4.55                5.76                    5.49
 14-Jul-99           15      8           5.52              4.55                5.76                    5.49
 15-Jul-99        14.75      8           5.52              4.55                5.76                    5.49
 16-Jul-99       14.625      8           5.52              4.55                5.76                    5.49
 19-Jul-99      14.8125      8           5.52              4.55                5.76                    5.49
 20-Jul-99      15.9063      8           5.52              4.55                5.76                    5.49
 21-Jul-99           16      8           5.52              4.55                5.76                    5.49
 22-Jul-99       15.125      8           5.52              4.55                5.76                    5.49
 23-Jul-99       14.875      8           5.52              4.55                5.76                    5.49
 26-Jul-99       13.125      8           5.52              4.55                5.76                    5.49
 27-Jul-99           12      8           5.52              4.55                5.76                    5.49
 28-Jul-99           11      8           5.52              4.55                5.76                    5.49
 29-Jul-99         9.75      8           5.52              4.55                5.76                    5.49
 30-Jul-99       9.4375      8           5.52              4.55                5.76                    5.49
  2-Aug-99       8.8125      8           5.52              4.55                5.76                    5.49
  3-Aug-99            8      8           5.52              4.55                5.76                    5.49
  4-Aug-99        7.375      8           5.52              4.55                5.76                    5.49
  5-Aug-99         6.25      8           5.52              4.55                5.76                    5.49
  6-Aug-99       7.9375      8           5.52              4.55                5.76                    5.49
  9-Aug-99        7.875      8           5.52              4.55                5.76                    5.49
 10-Aug-99          7.5      8           5.52              4.55                5.76                    5.49
 11-Aug-99        7.125      8           5.52              4.55                5.76                    5.49
 12-Aug-99        6.875      8           5.52              4.55                5.76                    5.49
 13-Aug-99        7.625      8           5.52              4.55                5.76                    5.49
 16-Aug-99        7.875      8           5.52              4.55                5.76                    5.49
 17-Aug-99         7.75      8           5.52              4.55                5.76                    5.49
 18-Aug-99          8.5      8           5.52              4.55                5.76                    5.49
 19-Aug-99        8.625      8           5.52              4.55                5.76                    5.49
 20-Aug-99       8.3125      8           5.52              4.55                5.76                    5.49
 23-Aug-99       8.0625      8           5.52              4.55                5.76                    5.49
 24-Aug-99       7.5625      8           5.52              4.55                5.76                    5.49
 25-Aug-99       7.0625      8           5.52              4.55                5.76                    5.49
 26-Aug-99        7.125      8           5.52              4.55                5.76                    5.49
 27-Aug-99        7.125      8           5.52              4.55                5.76                    5.49
 30-Aug-99       6.9375      8           5.52              4.55                5.76                    5.49
 31-Aug-99        7.375      8           5.52              4.55                5.76                    5.49
  1-Sep-99       9.0313      8           5.52              4.55                5.76                    5.49
  2-Sep-99       8.4375      8           5.52              4.55                5.76                    5.49
  3-Sep-99         8.75      8           5.52              4.55                5.76                    5.49
  7-Sep-99        11.25      8           5.52              4.55                5.76                    5.49
  8-Sep-99      10.4375      8           5.52              4.55                5.76                    5.49
  9-Sep-99         9.75      8           5.52              4.55                5.76                    5.49
 10-Sep-99         10.5      8           5.52              4.55                5.76                    5.49
 13-Sep-99       10.375      8           5.52              4.55                5.76                    5.49
 14-Sep-99      10.1875      8           5.52              4.55                5.76                    5.49
 15-Sep-99       9.8125      8           5.52              4.55                5.76                    5.49
 16-Sep-99        9.125      8           5.52              4.55                5.76                    5.49
 17-Sep-99        9.375      8           5.52              4.55                5.76                    5.49
 20-Sep-99       9.5625      8           5.52              4.55                5.76                    5.49
 21-Sep-99        9.125      8           5.52              4.55                5.76                    5.49
 22-Sep-99          8.5      8           5.52              4.55                5.76                    5.49
 23-Sep-99       8.6875      8           5.52              4.55                5.76                    5.49
 24-Sep-99        7.875      8           5.52              4.55                5.76                    5.49
 27-Sep-99            8      8           5.52              4.55                5.76                    5.49
 28-Sep-99       7.3125      8           5.52              4.55                5.76                    5.49
 29-Sep-99       7.0625      8           5.52              4.55                5.76                    5.49
 30-Sep-99       7.0313      8           5.52              4.55                5.76                    5.49
  1-Oct-99            7      8           5.52              4.55                5.76                    5.49
  4-Oct-99       6.9375      8           5.52              4.55                5.76                    5.49
  5-Oct-99            7      8           5.52              4.55                5.76                    5.49
  6-Oct-99       8.4375      8           5.52              4.55                5.76                    5.49
  7-Oct-99         8.75      8           5.52              4.55                5.76                    5.49
  8-Oct-99         8.75      8           5.52              4.55                5.76                    5.49
 11-Oct-99         9.25      8           5.52              4.55                5.76                    5.49
 12-Oct-99       8.9375      8           5.52              4.55                5.76                    5.49
 13-Oct-99        7.875      8           5.52              4.55                5.76                    5.49
 14-Oct-99       7.0625      8           5.52              4.55                5.76                    5.49
 15-Oct-99        7.125      8           5.52              4.55                5.76                    5.49
 18-Oct-99       6.9375      8           5.52              4.55                5.76                    5.49
 19-Oct-99       6.9375      8           5.52              4.55                5.76                    5.49
 20-Oct-99        7.375      8           5.52              4.55                5.76                    5.49
 21-Oct-99         7.75      8           5.52              4.55                5.76                    5.49
 22-Oct-99         8.75      8           5.52              4.55                5.76                    5.49
 25-Oct-99         9.25      8           5.52              4.55                5.76                    5.49
 26-Oct-99         8.75      8           5.52              4.55                5.76                    5.49
 27-Oct-99       7.0625      8           5.52              4.55                5.76                    5.49
 28-Oct-99       6.9375      8           5.52              4.55                5.76                    5.49
 29-Oct-99         7.25      8           5.52              4.55                5.76                    5.49
  1-Nov-99       6.8125      8           5.52              4.55                5.76                    5.49
  2-Nov-99       6.8125      8           5.52              4.55                5.76                    5.49
  3-Nov-99       6.8125      8           5.52              4.55                5.76                    5.49
  4-Nov-99         6.75      8           5.52              4.55                5.76                    5.49
  5-Nov-99        6.875      8           5.52              4.55                5.76                    5.49
  8-Nov-99       6.8125      8           5.52              4.55                5.76                    5.49
  9-Nov-99         6.75      8           5.52              4.55                5.76                    5.49
 10-Nov-99          6.5      8           5.52              4.55                5.76                    5.49
 11-Nov-99          6.5      8           5.52              4.55                5.76                    5.49
 12-Nov-99          6.5      8           5.52              4.55                5.76                    5.49
 15-Nov-99        6.625      8           5.52              4.55                5.76                    5.49
 16-Nov-99       6.6563      8           5.52              4.55                5.76                    5.49
 17-Nov-99        6.875      8           5.52              4.55                5.76                    5.49
 18-Nov-99         7.25      8           5.52              4.55                5.76                    5.49
 19-Nov-99       6.7813      8           5.52              4.55                5.76                    5.49
 22-Nov-99         6.75      8           5.52              4.55                5.76                    5.49
 23-Nov-99       6.9375      8           5.52              4.55                5.76                    5.49
 24-Nov-99          7.5      8           5.52              4.55                5.76                    5.49
 26-Nov-99        7.625      8           5.52              4.55                5.76                    5.49
 29-Nov-99       7.3594      8           5.52              4.55                5.76                    5.49
 30-Nov-99        6.875      8           5.52              4.55                5.76                    5.49
  1-Dec-99            7      8           5.52              4.55                5.76                    5.49
  2-Dec-99        6.875      8           5.52              4.55                5.76                    5.49
  3-Dec-99          6.5      8           5.52              4.55                5.76                    5.49
  6-Dec-99            6      8           5.52              4.55                5.76                    5.49
  7-Dec-99        5.625      8           5.52              4.55                5.76                    5.49
  8-Dec-99       6.6875      8           5.52              4.55                5.76                    5.49
  9-Dec-99       6.0625      8           5.52              4.55                5.76                    5.49
 10-Dec-99       6.3125      8           5.52              4.55                5.76                    5.49
 13-Dec-99       6.3125      8           5.52              4.55                5.76                    5.49
 14-Dec-99         6.25      8           5.52              4.55                5.76                    5.49
 15-Dec-99       5.8125      8           5.52              4.55                5.76                    5.49
 16-Dec-99       5.6875      8           5.52              4.55                5.76                    5.49
 17-Dec-99       5.6875      8           5.52              4.55                5.76                    5.49
 20-Dec-99       5.6875      8           5.52              4.55                5.76                    5.49
 21-Dec-99       5.6875      8           5.52              4.55                5.76                    5.49
 22-Dec-99            6      8           5.52              4.55                5.76                    5.49
 23-Dec-99        5.875      8           5.52              4.55                5.76                    5.49
 27-Dec-99       5.6875      8           5.52              4.55                5.76                    5.49
 28-Dec-99       5.8125      8           5.52              4.55                5.76                    5.49
 29-Dec-99         6.25      8           5.52              4.55                5.76                    5.49
 30-Dec-99       6.3125      8           5.52              4.55                5.76                    5.49
 31-Dec-99       6.4375      8           5.52              4.55                5.76                    5.49
  3-Jan-00       6.5625      8           5.52              4.55                5.76                    5.49
  4-Jan-00            7      8           5.52              4.55                5.76                    5.49
  5-Jan-00        6.625      8           5.52              4.55                5.76                    5.49
  6-Jan-00         7.75      8           5.52              4.55                5.76                    5.49
  7-Jan-00        7.125      8           5.52              4.55                5.76                    5.49
 10-Jan-00       7.7188      8           5.52              4.55                5.76                    5.49
 11-Jan-00          7.5      8           5.52              4.55                5.76                    5.49
 12-Jan-00       7.4375      8           5.52              4.55                5.76                    5.49
 13-Jan-00       7.1875      8           5.52              4.55                5.76                    5.49
 14-Jan-00       7.0625      8           5.52              4.55                5.76                    5.49
 18-Jan-00       6.9375      8           5.52              4.55                5.76                    5.49
 19-Jan-00        7.375      8           5.52              4.55                5.76                    5.49
 20-Jan-00       7.4375      8           5.52              4.55                5.76                    5.49
 21-Jan-00       7.4375      8           5.52              4.55                5.76                    5.49
 24-Jan-00        7.375      8           5.52              4.55                5.76                    5.49
 25-Jan-00         7.25      8           5.52              4.55                5.76                    5.49
 26-Jan-00        7.125      8           5.52              4.55                5.76                    5.49
 27-Jan-00        7.125      8           5.52              4.55                5.76                    5.49
 28-Jan-00         7.25      8           5.52              4.55                5.76                    5.49
 31-Jan-00       6.3125      8           5.52              4.55                5.76                    5.49
  1-Feb-00         6.25      8           5.52              4.55                5.76                    5.49
  2-Feb-00       6.0938      8           5.52              4.55                5.76                    5.49
  3-Feb-00       6.1875      8           5.52              4.55                5.76                    5.49
  4-Feb-00       6.0625      8           5.52              4.55                5.76                    5.49
  7-Feb-00       6.0625      8           5.52              4.55                5.76                    5.49
  8-Feb-00       7.0625      8           5.52              4.55                5.76                    5.49
  9-Feb-00       7.3125      8           5.52              4.55                5.76                    5.49
 10-Feb-00       6.6875      8           5.52              4.55                5.76                    5.49
 11-Feb-00       6.1875      8           5.52              4.55                5.76                    5.49
 14-Feb-00       6.6875      8           5.52              4.55                5.76                    5.49
 15-Feb-00         6.75      8           5.52              4.55                5.76                    5.49
 16-Feb-00          6.5      8           5.52              4.55                5.76                    5.49
 17-Feb-00        6.625      8           5.52              4.55                5.76                    5.49
 18-Feb-00         6.25      8           5.52              4.55                5.76                    5.49
 22-Feb-00        6.625      8           5.52              4.55                5.76                    5.49
 23-Feb-00        6.625      8           5.52              4.55                5.76                    5.49
 24-Feb-00       6.3125      8           5.52              4.55                5.76                    5.49
 25-Feb-00        6.375      8           5.52              4.55                5.76                    5.49
 28-Feb-00        6.125      8           5.52              4.55                5.76                    5.49
 29-Feb-00        5.875      8           5.52              4.55                5.76                    5.49
  1-Mar-00        5.875      8           5.52              4.55                5.76                    5.49
  2-Mar-00         5.75      8           5.52              4.55                5.76                    5.49
  3-Mar-00         6.25      8           5.52              4.55                5.76                    5.49
  6-Mar-00            6      8           5.52              4.55                5.76                    5.49
  7-Mar-00         5.75      8           5.52              4.55                5.76                    5.49
  8-Mar-00       5.6563      8           5.52              4.55                5.76                    5.49
  9-Mar-00       5.8125      8           5.52              4.55                5.76                    5.49
 10-Mar-00         5.75      8           5.52              4.55                5.76                    5.49
 13-Mar-00         5.75      8           5.52              4.55                5.76                    5.49
 14-Mar-00       5.6875      8           5.52              4.55                5.76                    5.49
 15-Mar-00         5.75      8           5.52              4.55                5.76                    5.49
 16-Mar-00        5.375      8           5.52              4.55                5.76                    5.49
 17-Mar-00       5.0625      8           5.52              4.55                5.76                    5.49
 20-Mar-00       4.9375      8           5.52              4.55                5.76                    5.49
 21-Mar-00            5      8           5.52              4.55                5.76                    5.49
 22-Mar-00            5      8           5.52              4.55                5.76                    5.49
 23-Mar-00            5      8           5.52              4.55                5.76                    5.49
 24-Mar-00        5.125      8           5.52              4.55                5.76                    5.49
 27-Mar-00       4.6875      8           5.52              4.55                5.76                    5.49
 28-Mar-00       4.5625      8           5.52              4.55                5.76                    5.49
 29-Mar-00         4.25      8           5.52              4.55                5.76                    5.49
 30-Mar-00            4      8           5.52              4.55                5.76                    5.49
 31-Mar-00        4.125      8           5.52              4.55                5.76                    5.49
  3-Apr-00       4.0625      8           5.52              4.55                5.76                    5.49
  4-Apr-00            4      8           5.52              4.55                5.76                    5.49
  5-Apr-00         3.75      8           5.52              4.55                5.76                    5.49
  6-Apr-00       3.4375      8           5.52              4.55                5.76                    5.49
  7-Apr-00       3.5625      8           5.52              4.55                5.76                    5.49
 10-Apr-00       3.3125      8           5.52              4.55                5.76                    5.49
 11-Apr-00       3.3125      8           5.52              4.55                5.76                    5.49
 12-Apr-00        3.125      8           5.52              4.55                5.76                    5.49
 13-Apr-00        2.875      8           5.52              4.55                5.76                    5.49
 14-Apr-00         2.25      8           5.52              4.55                5.76                    5.49
 17-Apr-00       2.1875      8           5.52              4.55                5.76                    5.49
 18-Apr-00       2.5625      8           5.52              4.55                5.76                    5.49
 19-Apr-00        2.625      8           5.52              4.55                5.76                    5.49
 20-Apr-00       2.5313      8           5.52              4.55                5.76                    5.49
 24-Apr-00         2.75      8           5.52              4.55                5.76                    5.49
 25-Apr-00        2.625      8           5.52              4.55                5.76                    5.49
 26-Apr-00        2.625      8           5.52              4.55                5.76                    5.49
 27-Apr-00        2.875      8           5.52              4.55                5.76                    5.49
 28-Apr-00        2.875      8           5.52              4.55                5.76                    5.49
  1-May-00       2.6875      8           5.52              4.55                5.76                    5.49
  2-May-00        2.625      8           5.52              4.55                5.76                    5.49
  3-May-00       2.4688      8           5.52              4.55                5.76                    5.49
  4-May-00          2.5      8           5.52              4.55                5.76                    5.49
  5-May-00       2.4063      8           5.52              4.55                5.76                    5.49
  8-May-00          2.5      8           5.52              4.55                5.76                    5.49
  9-May-00       2.4375      8           5.52              4.55                5.76                    5.49
 10-May-00       2.4375      8           5.52              4.55                5.76                    5.49
 11-May-00       2.4688      8           5.52              4.55                5.76                    5.49
 12-May-00          2.5      8           5.52              4.55                5.76                    5.49
 15-May-00       2.3438      8           5.52              4.55                5.76                    5.49
 16-May-00          2.5      8           5.52              4.55                5.76                    5.49
 17-May-00       2.3125      8           5.52              4.55                5.76                    5.49
 18-May-00       2.4375      8           5.52              4.55                5.76                    5.49
 19-May-00        2.375      8           5.52              4.55                5.76                    5.49
 22-May-00       2.4375      8           5.52              4.55                5.76                    5.49
 23-May-00         2.25      8           5.52              4.55                5.76                    5.49
 24-May-00       2.1875      8           5.52              4.55                5.76                    5.49
 25-May-00       2.3125      8           5.52              4.55                5.76                    5.49
 26-May-00         2.25      8           5.52              4.55                5.76                    5.49
 30-May-00       2.3125      8           5.52              4.55                5.76                    5.49
 31-May-00       2.3125      8           5.52              4.55                5.76                    5.49
  1-Jun-00         2.25      8           5.52              4.55                5.76                    5.49
  2-Jun-00        2.625      8           5.52              4.55                5.76                    5.49
  5-Jun-00       2.6875      8           5.52              4.55                5.76                    5.49
  6-Jun-00        2.375      8           5.52              4.55                5.76                    5.49
  7-Jun-00        2.625      8           5.52              4.55                5.76                    5.49
  8-Jun-00       2.9375      8           5.52              4.55                5.76                    5.49
  9-Jun-00       3.0938      8           5.52              4.55                5.76                    5.49
 12-Jun-00       3.3438      8           5.52              4.55                5.76                    5.49
 13-Jun-00       3.4375      8           5.52              4.55                5.76                    5.49
 14-Jun-00       2.9063      8           5.52              4.55                5.76                    5.49
 15-Jun-00       2.5313      8           5.52              4.55                5.76                    5.49
 16-Jun-00        3.125      8           5.52              4.55                5.76                    5.49
 19-Jun-00       2.9688      8           5.52              4.55                5.76                    5.49
 20-Jun-00       3.4375      8           5.52              4.55                5.76                    5.49
 21-Jun-00        3.375      8           5.52              4.55                5.76                    5.49
 22-Jun-00       3.4688      8           5.52              4.55                5.76                    5.49
 23-Jun-00       3.6875      8           5.52              4.55                5.76                    5.49
 26-Jun-00         3.75      8           5.52              4.55                5.76                    5.49
 27-Jun-00         3.75      8           5.52              4.55                5.76                    5.49
 28-Jun-00          3.5      8           5.52              4.55                5.76                    5.49
 29-Jun-00        3.625      8           5.52              4.55                5.76                    5.49
 30-Jun-00       3.3125      8           5.52              4.55                5.76                    5.49
  3-Jul-00        3.625      8           5.52              4.55                5.76                    5.49
  5-Jul-00        4.125      8           5.52              4.55                5.76                    5.49
  6-Jul-00       4.3125      8           5.52              4.55                5.76                    5.49
  7-Jul-00         4.25      8           5.52              4.55                5.76                    5.49
 10-Jul-00        3.875      8           5.52              4.55                5.76                    5.49
 11-Jul-00        3.875      8           5.52              4.55                5.76                    5.49
 12-Jul-00        3.625      8           5.52              4.55                5.76                    5.49
 13-Jul-00       4.0625      8           5.52              4.55                5.76                    5.49
 14-Jul-00        4.125      8           5.52              4.55                5.76                    5.49

                                                               CONFIDENTIAL   18

     Project Columbia

Comparative Trading Analysis

     ===========================================================================================================================
                                             Columbia Projections from Mean Consensus Estimates
                                             --------------------------------------------------
     Projections                                           CY2000    CY2001
     ---------------------------------------------------------------------------------------------------------------------------
     Revenues                                               $32.9     $77.5

     Aggregate Value/ Revenues/(1)/                           1.4x      0.6x

     ---------------------------------------------------------------------------------------------------------------------------

     ===========================================================================================================================

                                            Columbia Pro Forma CY2000 Rev. Multiple at Share Price of:
     ---------------------------------------------------------------------------------------------------------------------------
          $4.13         $4.00        $4.50        $5.00     $5.50     $5.97        $6.68          $7.00      $8.00       $12.16
     ---------------------------------------------------------------------------------------------------------------------------
        Current                                                        HEAD          TOP                     Offer          HOT
        Trading                                                      HUNTER         JOBS                     Price         JOBS
     ---------------------------------------------------------------------------------------------------------------------------
           1.4x           1.3x         1.6x         2.0x      2.4x      2.7x         3.3x           3.5x       4.2x         7.3x
     ---------------------------------------------------------------------------------------------------------------------------


                                            Columbia Pro Forma CY2001 Rev. Multiple at Share Price of:
     ---------------------------------------------------------------------------------------------------------------------------
          $4.13         $4.00        $4.50        $5.00     $5.50     $6.50        $6.86          $8.00      $8.07       $14.92
     ---------------------------------------------------------------------------------------------------------------------------
        Current                                                                      TOP          Offer       HEAD          HOT
        Trading                                                                     JOBS          Price     HUNTER         JOBS
     ---------------------------------------------------------------------------------------------------------------------------
           0.6x           0.5x         0.7x         0.9x      1.0x      1.3x         1.4x           1.8x       1.8x        4.0x
     ---------------------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------------------

(1) Current market prices as of July 14, 2000
Comparable trading multiples shown are those of pure-play online job search sites only (ie. excludes Kforce and TMP).

CREDIT FIRST
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Technology Group

               _______________________                     CONFIDENTIAL      [_]
               _______________________
               Project Columbia


               Appendices



          CREDIT    FIRST
          SUISSE    BOSTON

          Technology Group

               _____________________                       CONFIDENTIAL      [_]
               _____________________
               Project Columbia



               A. Public Market Trading Statistics



          CREDIT     FIRST
          SUISSE     BOSTON

          Technology Group

                                                               CONFIDENTIAL   21

     Project Columbia

Trading Statistics of Selected Comparable Companies
($MM, except per share amounts)
                                            Trading Performance       Capitalization                        Revenue Multiples/(1)/
                                          -----------------------   ------------------                      ----------------------
                                           Stock    Disc. / Prem.    Equity    Aggr.         Revenues            Aggr. Value/
                                                                                         ----------------   ----------------------
                                           Price       to LTM        Market    Market     CY00      CY01     LTM     CY00     CY01
                                                    -------------
  COMPANY (FYE)                           7/14/00   High     Low     Value     Value      Revs      Revs     Rev     Revs     Revs
  ---------------------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
  COLUMBIA (Dec.)                         $ 4.13   -74.2%   88.6%   $   100   $     45   $    33  $    77    2.5x     1.4x     0.6x
  ---------------------------------------------------------------------------------------------------------------------------------

  Online Job Sites
  ----------------
  TMP WORLDWIDE INC (Dec.)                $ 77.06  -16.6%  249.3%   $  7,291  $  6,804   $ 1,057  $ 1,259    8.2x     6.4x     5.4x
  HOTJOBS.COM INC (Dec.)                    17.44  -61.3%  149.1%        556       431        59      109   13.5x     7.3      4.0
  KFORCE.COM INC (Dec.)                      6.81  -58.9%   49.3%        301       299       843      987    0.4x     0.4      0.3
  HEADHUNTER.NET INC (Dec.)                  8.00  -67.2%    0.8%         87        68        25       38    4.6x     2.7      1.8
  TOPJOBS.NET PLC (Mar.)                     6.06  -69.3%   98.0%         61        51        16       35    6.2x     3.3      1.4
  ---------------------------------------------------------------------------------------------------------------------------------
  Median                                           -61.3%   98.0%                                            6.2x     3.3x     1.8x
  Mean                                             -54.6%  109.3%                                            6.6      4.0      2.6
  ---------------------------------------------------------------------------------------------------------------------------------

  Vertical Content & Commerce
  ---------------------------
  CNET NETWORKS INC (Dec.)                $ 31.31  -60.4%   46.1%   $  2,687  $  2,044   $   217  $   316   15.0x     9.4x     6.5x
  SPORTSLINE.COM INC (Dec.)                 16.25  -74.3%   60.5%        429       362       101      140    5.0x     3.6      2.6
  MARKETWATCH.COM INC (Dec.)                23.63  -62.0%   58.2%        333       267        54       77    7.8x     5.0      3.5
  IVILLAGE INC (Dec.)                        7.81  -86.3%   25.6%        232       149        95      163    2.5x     1.6      0.9
  THESTREET.COM (Dec.)                       5.97  -83.2%    3.8%        151        48        32       63    2.7x     1.5      0.8
  AUTOBYTEL.COM INC (Dec.)                   6.81  -67.8%   17.8%        138        39        73       92    0.8x     0.5      0.4
  ITURF INC (Jan.)                           2.75  -88.5%    4.8%         58        12        42       66    0.4x     0.3      0.2
  AUTOWEB.COM INC (Dec.)                     2.38  -84.7%   18.8%         70        18        74      110    0.4x     0.2      0.2
  ---------------------------------------------------------------------------------------------------------------------------------
  Median                                           -78.7%   22.2%                                            2.6x     1.5x     0.8x
  Mean                                             -75.9%   29.4%                                            4.3      2.8      1.9
  ---------------------------------------------------------------------------------------------------------------------------------

  Business Services & Outsourcing
  -------------------------------
  EXODUS COMMUNICATIONS INC (Dec.)        $ 55.25  -36.2%  310.7%   $ 22,783  $ 23,343   $   773  $ 1,604   67.4x    30.2x    14.6x
  DOUBLECLICK INC (Dec.)                    38.00  -71.6%   33.3%      4,655     4,327       582      864   13.2x     7.4      5.0
  VERTICALNET INC (Dec.)                    51.13  -63.2%  249.6%      4,148     4,087       181      337   88.3x     2.6     12.1
  INTRAWARE INC (Feb.)                      14.38  -82.3%   32.9%        374       348       167      233    3.6x     2.1      1.5
  24/7 MEDIA INC (Dec.)                     15.25  -76.4%   23.2%        519       493       220      373    3.9x     2.2      1.3
  PCORDER.COM INC (Dec.)                     8.69  -87.8%   28.7%        146        75        71      105    1.5x     1.1      0.7
  ---------------------------------------------------------------------------------------------------------------------------------
  Median                                           -74.0%   33.1%                                            8.6x     4.8x     3.3x
  Mean                                             -69.6%  113.1%                                           29.7     10.9      5.9
  ---------------------------------------------------------------------------------------------------------------------------------

  Information Hubs
  ----------------
  AMERICA ONLINE INC (Jun.)               $ 62.00  -33.9%   49.7%    $143,15   $136,84   $ 8,053  $10,630   21.7x    17.0x    12.9x
  YAHOO INC (Dec.)                         128.00  -46.1%  111.6%     69,538    68,020     1,079    1,437   95.4x    63.0     47.3
  AT HOME CORP (Dec.)                       19.94  -65.0%   20.4%      7,918     8,404       740    1,321   18.7x    11.4      6.4
  LYCOS INC (Jul.)                          49.19  -46.6%   49.3%      5,431     4,781       336      475   19.4x    14.2     10.1
  GO2NET INC (Sep.)                         53.75  -46.3%   49.3%      1,681     1,889        93      151   39.1x    20.3     12.5
  LOOKSMART LTD (Dec.)                      23.00  -67.0%   81.3%      2,052     2,020       115      214   31.7x    17.6      9.4
  GOTO.COM INC (Dec.)                       19.06  -83.1%   84.8%        935       845        84      171   19.8x    10.1      4.9
  ASK JEEVES INC (Dec.)                     15.38  -91.7%    9.8%        548       398       103      226   10.4x     3.8      1.8
  ABOUT.COM INC (Dec.)                      30.56  -70.0%   36.6%        542       379        94      170    9.4x     4.1      2.2
  ---------------------------------------------------------------------------------------------------------------------------------
  Median                                           -65.0%   49.3%                                           19.8x    14.2x     9.4x
  Mean                                             -61.1%   54.8%                                           29.5     17.9     11.9
  ---------------------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
  Overall Median                                   -67.5%   47.7%                                            8.8x     4.5x     3.0x
  Overall Mean                                     -66.0%   69.8%                                           18.3      9.6      6.1
  ---------------------------------------------------------------------------------------------------------------------------------

                                          Earnings Multiples/(1)/
                                          -----------------------
                                                    P/E                     Cash
                                          -----------------------
  COMPANY (FYE)                              CY00         CY01               Bal.
  ---------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------
  COLUMBIA (Dec.)                             NM               NM         $    55.5
  ---------------------------------------------------------------------------------

  Online Job Sites
  ----------------
  TMP WORLDWIDE INC (Dec.)                   87.4x           67.8x        $   515.7
  HOTJOBS.COM INC (Dec.)                       NM              NM             124.2
  KFORCE.COM INC (Dec.)                      16.9             8.5               1.8
  HEADHUNTER.NET INC (Dec.)                    NM              NM              19.1
  TOPJOBS.NET PLC (Mar.)                       NM              NM               9.9
  ---------------------------------------------------------------------------------
  Median                                     52.1x           38.1x
  Mean                                       52.1            38.1
  ---------------------------------------------------------------------------------

  Vertical Content & Commerce
  ---------------------------
  CNET NETWORKS INC (Dec.)                  250.5x           59.9x        $   882.4
  SPORTSLINE.COM INC (Dec.)                    NM              NM             145.2
  MARKETWATCH.COM INC (Dec.)                   NM              NM              66.8
  IVILLAGE INC (Dec.)                          NM              NM              83.0
  THESTREET.COM (Dec.)                         NM              NM             119.4
  AUTOBYTEL.COM INC (Dec.)                     NM              NM             106.6
  ITURF INC (Jan.)                             NM              NM              46.0
  AUTOWEB.COM INC (Dec.)                       NM              NM              52.5
  ---------------------------------------------------------------------------------
  Median                                    250.5x           59.9x
  Mean                                      250.5            59.9
  ---------------------------------------------------------------------------------

  Business Services & Outsourcing
  -------------------------------
  EXODUS COMMUNICATIONS INC (Dec.)             NM              NM         $   863.4
  DOUBLECLICK INC (Dec.)                       NM            93.1             582.8
  VERTICALNET INC (Dec.)                       NM              NM             199.6
  INTRAWARE INC (Feb.)                         NM              NM              27.1
  24/7 MEDIA INC (Dec.)                        NM              NM              27.9
  PCORDER.COM INC (Dec.)                       NM              NM              78.1
  ---------------------------------------------------------------------------------
  Median                                       NA            93.1x
  Mean                                         NA            93.1
  ---------------------------------------------------------------------------------

  Information Hubs
  ----------------
  AMERICA ONLINE INC (Jun.)                 130.9x           90.8x        $ 7,928.0
  YAHOO INC (Dec.)                          270.0           219.9           1,543.8
  AT HOME CORP (Dec.)                          NM           356.0             784.2
  LYCOS INC (Jul.)                          148.8            68.4             652.7
  GO2NET INC (Sep.)                          81.7            73.7             243.7
  LOOKSMART LTD (Dec.)                         NM           328.6              84.7
  GOTO.COM INC (Dec.)                          NM              NM              91.8
  ASK JEEVES INC (Dec.)                        NM              NM             152.3
  ABOUT.COM INC (Dec.)                         NM            65.9             164.2
  ---------------------------------------------------------------------------------
  Median                                    139.9x           90.8x
  Mean                                      157.9           171.9
  ---------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------
  Overall Median                            130.9x           73.7x
  Overall Mean                              140.9           130.2
  ---------------------------------------------------------------------------------

Source: IBES consensus estimates unless otherwise noted.
Notes:
TMP Worldwide is parent of Monster.com; Monster.com represents 28% of latest quarter revenues.
Kforce.com has changed its name from ROMAC International.
Topjobs.net's estimates are averages from reports by Roth Capital Partners (5/12/00) and Brean Murray Research (5/15/00)
CareerBuilder's estimates are from CSFB, dated 4/28/00

CREDIT  FIRST
SUISSE  BOSTON

Technology Group

               _______________________                       CONFIDENTIAL    [_]
               _______________________
               Project Columbia


               B. Precedent Transactions



          CREDIT    FIRST
          SUISSE    BOSTON

          Technology Group

                                                               CONFIDENTIAL   23

     Project Columbia

Premiums Paid in Precedent Cash Transactions (Internet and Software)

                                                                                  FD          FD          FC         1 Year  Eq Val/
    Date              Acquiree / Acquiror                Transaction          Equity         Agg      Target  L12M      For    Book
    Annc              Business Description                 Summary        Value/(1)/  Value/(2)/  % Own/(3)/   P/E      P/E   Value
--------  ------------------------------------------- ----------------    ----------  ----------  ----------  -----  ------  -------
                                                                               ($MM)       ($MM)
05/08/00  Verio/NTT                                   $60 per share in       5,453.9     5,733.4          NM    NM       NM     10.2
          Provides internet services, primarily       cash
          telecom circuits that allow Internet
          connections and data transmissions

02/22/00  Sterling Commerce/SBC Comm.                 $44.25 per share       3,848.0     3,567.4          NA  29.9     24.4      7.8
          Provides electronic commerce solutions to   in cash
          address e-business process integration and
          communication, e-community management,
          and e-sourcing

01/14/00  Accessible Software/IBM                     $7.10 per share           75.0        75.0          NM    NA       NA       NA
          Develops enterprise systems management      in cash
          solutions which provide an object-oriented
          approach to managing mainframe environments

12/21/99  Softworks/EMC                               $10 per share in         184.5       175.5          NM  44.5     22.2      6.5
          Provider of enterprise data, storage        cash
          and performance management software

09/30/99  InConcert/Tibco                             $34MM in cash             34.0        34.0          NA    NA       NA       NA
          InConcert was a subsidiary of Xerox
          Corp. whose Teoss product line helps
          businesses exchange invoices and other
          information between departments

08/19/99  Metrowerks/Motorola                         $6.25 per share           90.8        84.5          NA    NM     16.0      4.4
          Designs and develops software               cash tender
          development tools

07/16/99  Information Advantage/Sterling Software     Cash tender for          178.3       147.1          NA    NA       NA      3.8
          Provides web-based and enterprise           $6.50 per IACO
          business intelligence software              share

05/17/99  Numetrix/J.D. Edwards                       $80.0MM in cash           80.0        82.2          NM    NM       NA       NM
          Provider of Internet-enabled supply
          chain planning software.

05/12/99  Sendit AB/Microsoft                         325 Kronor ($38.64)      126.7       121.5          NM    NM       NA     20.7
          Develops software and applications          for each share of
          that manage IP traffic over mobile          Sendit
          networks.

                                                                    Aggregate Value/          Premium Paid
                                                                    ----------------    -------------------------
    Date              Acquiree / Acquiror                             L12M     L12M        30 Days          1 Day
    Annc              Business Description                             Rev     EBIT     Prior/(4)/     Prior/(4)/
--------  -------------------------------------------               ------    -----     ----------     ----------
05/08/00  Verio/NTT                                                  20.16       NM           57.9%          67.0%
          Provides internet services, primarily
          telecom circuits that allow Internet
          connections and data transmissions

02/22/00  Sterling Commerce/SBC Comm.                                  5.6     21.3           42.5%          40.2%
          Provides electronic commerce solutions to
          address e-business process integration and
          communication, e-community management,
          and e-sourcing

01/14/00  Accessible Software/IBM                                       NA       NA             NA             NA
          Develops enterprise systems management
          solutions which provide an object-oriented
          approach to managing mainframe environments

12/21/99  Softworks/EMC                                               3.27     26.8           92.8%           7.4%
          Provider of enterprise data, storage
          and performance management software

09/30/99  InConcert/Tibco                                               NA       NA             NA             NA
          InConcert was a subsidiary of Xerox
          Corp. whose Teoss product line helps
          businesses exchange invoices and other
          information between departments

08/19/99  Metrowerks/Motorola                                         3.31       NM           23.5%          78.6%
          Designs and develops software
          development tools

07/16/99  Information Advantage/Sterling Software                     2.16       NM           62.5%           4.0%
          Provides web-based and enterprise
          business intelligence software

05/17/99  Numetrix/J.D. Edwards                                       3.23       NM             NA             NA
          Provider of Internet-enabled supply
          chain planning software.

05/12/99  Sendit AB/Microsoft                                        16.20       NM          103.1%          41.3%
          Develops software and applications
          that manage IP traffic over mobile
          networks.

CREDIT FIRST
SUISSE BOSTON

Technology Group

                                                               CONFIDENTIAL   24

     Project Columbia

Premiums Paid in Precedent Cash Transactions (Internet and Software)

                                                                                 FD           FD          FC         1 Year  Eq Val/
    Date             Acquiree / Acquiror                 Transaction         Equity          Agg      Target   L12M     For    Book
    Annc             Business Description                  Summary       Value/(1)/   Value/(2)/  % Own/(3)/    P/E     P/E   Value
--------  -------------------------------------------  ----------------  ----------   ----------  ----------   ----  ------  -------
                                                                              ($MM)        ($MM)
05/03/99  ABR Information Services/Ceridian            $25.50 per ABRX        743.3        641.3          NM   35.4    30.7     3.2
          Provider of comprehensive benefits           share in cash
          administration, payroll, and human resource
          services to employers of all sizes.

04/20/99  IEX/Tekelec                                  $63MM in cash          163.0        163.0          NA     NA      NA      NA
          Developer of products for service creation   and $100MM in
          and call routing within multi-vendor         short-term notes
          Intelligent Network and call center
          workforce management.

03/29/99  PLATINUM technology International/           $29.25 per PLAT      3,631.2      3,424.6          NM   68.0    27.3     7.1
          Computer Associates                          share in cash
          Provider of software and services that
          help IT organizations manage and improve
          the IT infrastructure.

03/24/99  Interlink Computer Sciences/                 $7.00 in cash per       63.1         44.5          NA     NM      NA     2.7
          Sterling Software Supplier of high-          INLK share
          performance solutions for enterprise systems
          networking

03/24/99  Gremlin Group PLC / Infogrames               120 pence ($1.965)      40.6         46.6          NA   75.0    16.1     2.7
          Entertainment SA                             for each share of
          Develops and publishes computer and          Gremlin
          video games for PCs and dedicated
          games consoles

03/09/99  E-Travel/Oracle                              $35MM in cash           35.0         35.0          NA     NA      NA      NA
          Provider of on-line corporate travel
          management solutions via the Internet

03/08/99  New Dimension/BMC                            $52.50 per share       680.8        649.5          NA   33.0    25.0    10.4
          Leader in enterprise management,             in cash
          specializing in job scheduling, managing
          computer generated output and documents
          and security and user administration

02/03/99  Peachtree Software (ADP)/                    $145MM in cash         145.0        145.0          NA     NA      NA      NA
          Sage Group PLC
          Leading provider of financial and
          accounting software for small US businesses

01/18/99  FDP/SunGard Data Systems                     $14.40 per share in     94.3         73.1         2.5%  23.2    18.5     2.9
          Develops, markets and supports computer      SDS stock; collars
          application software for the life insurance  at $35 and $30 per
          and employee benefit industry                SDS share

                                                                         Aggregate Value/             Premium Paid
                                                                      ---------------------     -------------------------
    Date             Acquiree / Acquiror                              L12M             L12M        30 Days          1 Day
    Annc             Business Description                              Rev             EBIT     Prior/(4)/     Prior/(4)/
--------  -------------------------------------------                 ----             ----     ----------     ----------
05/03/99  ABR Information Services/Ceridian                           6.63             26.2           43.7%          45.7%
          Provider of comprehensive benefits
          administration, payroll, and human resource
          services to employers of all sizes.

04/20/99  IEX/Tekelec
          Developer of products for service creation                  3.33               NA             NA             NA
          and call routing within multi-vendor
          Intelligent Network and call center
          workforce management.

03/29/99  PLATINUM technology International/                          3.46             45.3          107.1%         196.2%
          Computer Associates
          Provider of software and services
          that help IT organizations manage and
          improve the IT infrastructure.

03/24/99  Interlink Computer Sciences/                                1.41               NM           96.5%          21.7%
          Sterling Software
          Supplier of high-performance solutions
          for enterprise systems networking

03/24/99  Gremlin Group PLC / Infogrames                              0.89             42.8           -8.4%           0.4%
          Entertainment SA
          Develops and publishes computer and video
          games for PCs and dedicated games consoles

03/09/99  E-Travel/Oracle                                               NA               NA             NA             NA
          Provider of on-line corporate travel
          management solutions via the Internet

03/08/99  New Dimension/BMC                                           6.94             32.9            9.4%           7.3%
          Leader in enterprise management,
          specializing in job scheduling, managing
          computer generated output and documents
          and security and user administration

02/03/99  Peachtree Software (ADP)/                                   2.80               NA             NA             NA
          Sage Group PLC
          Leading provider of financial and
          accounting software for small US businesses

01/18/99  FDP/SunGard Data Systems                                     1.8             16.4           30.9%          18.8%
          Develops, markets and supports computer
          application software for the life insurance
          and employee benefit industry

CREDIT   FIRST
SUISSE   BOSTON

Technology Group

                                                               CONFIDENTIAL   25
     Project Columbia

Premiums Paid in Precedent Cash Transactions (Internet and Software)

                                                                                  FD          FD          FC         1 Year  Eq Val/
    Date            Acquiree / Acquiror                 Transaction           Equity         Agg      Target   L12M     For    Book
    Annc           Business Description                   Summary         Value/(1)/  Value/(2)/  % Own/(3)/    P/E     P/E   Value
--------  --------------------------------------- ----------------------  ----------  ----------  ----------   ----  ------  ------
                                                                               ($MM)       ($MM)
01/11/99  Edusoft/Cinar                           $8.50 per share in            40.8        39.5          NA   16.3      NA     1.8
          Developer, publisher and marketer of    cash
          multimedia educational titles for both
          the consumer and school markets

01/11/99  Shopping.com/Compaq                     $18.25 per share in          288.6       296.4          NA     NM      NM      NM
          Online retailer of brand name products  cash

12/14/98  The Learning Company/Mattel             $33 per share in MAT       3,038.2     3,005.9        24.5%    NM    19.0    17.6
          Developer of education, reference,      stock; collars at
          productivity and entertainment software $26.50 and $33.00
                                                  per MAT share

11/20/98  Cendant Software/Havas SA               $800MM in cash             1,000.0     1,000.0          NA     NA      NA      NA
          Developer of education, entertainment,  plus $200MM
          and productivity software               in contingent payments

11/10/98  Concentra/Oracle                        $7.00 per share               46.5        44.6          NA     NM    50.0    10.6
          Develops, markets and supports sales    cash tender
          effectiveness software

11/03/98  Network, Communications and             $40MM in cash and             40.0        40.0          NA     NA      NA      NA
          Computer Systems/Elron Electronic       $4MM in contingent
          Industries (Elron Software) Develops    cash earnouts
          Internet/network management software

10/15/98  Quarterdeck/Symantec                    $0.52 per share               33.2        51.4          NM     NM      NM      NM
          Develops and markets PC helpware        cash tender
          that is designed to prevent and solve
          PC performance problems

10/15/98  World Online/The Sandoz Family          $300MM in cash               300.0       300.0          NA     NA      NA      NA
          Foundation                              for a majority stake
          Provider of content-based Internet
          services

09/28/98  Intel (Antivirus Business)/Symantec     $18MM in cash                 18.0        18.0          NM     NA      NA      NA
          Antivirus software products sold to
          18,000 corporate customers

09/03/98  Ambit Design Systems/Cadence            $260MM in cash               260.0       260.0          NA     NA      NA      NA
          Design Systems
          Designs innovative synthesis solutions
          for high-end chip design

                                                               Aggregate Value/           Premium Paid
                                                              -----------------     -------------------------
    Date            Acquiree / Acquiror                       L12M         L12M      30 Days         1 Day
    Annc           Business Description                        Rev         EBIT     Prior/(4)/     Prior/(4)/
--------  ---------------------------------------             ----         ----     ----------     ----------
01/11/99  Edusoft/Cinar                                       2.49         13.4           11.5%          13.3%
          Developer, publisher and marketer of
          multimedia educational titles for both
          the consumer and school markets

01/11/99  Shopping.com/Compaq                                 66.1           NM           98.6%          38.4%
          Online retailer of brand name products

12/14/98  The Learning Company/Mattel                         3.84         19.2           27.8%          16.6%
          Developer of education, reference,
          productivity and entertainment software


11/20/98  Cendant Software/Havas SA                           1.67           NA             NA             NA
          Developer of education, entertainment,
          and productivity software

11/10/98  Concentra/Oracle                                    2.14           NM           96.5%          96.5%
          Develops, markets and supports sales
          effectiveness software

11/03/98  Network, Communications and                         1.60           NA             NA             NA
          Computer Systems/Elron Electronic
          Industries (Elron Software) Develops
          Internet/network management software

10/15/98  Quarterdeck/Symantec                                0.90           NM           84.9%          28.0%
          Develops and markets PC helpware
          that is designed to prevent and solve
          PC performance problems

10/15/98  World Online/The Sandoz Family                        NA           NA             NA             NA
          Foundation
          Provider of content-based Internet
          services

09/28/98  Intel (Antivirus Business)/Symantec                   NA           NA             NA             NA
          Antivirus software products sold to
          18,000 corporate customers

09/03/98  Ambit Design Systems/Cadence                          NA           NA             NA             NA
          Design Systems
          Designs innovative synthesis solutions
          for high-end chip design

CREDIT FIRST
SUISSE BOSTON

Technology Group

                                                                 CONFIDENTIAL 26

          Project Columbia

Premiums Paid in Precedent Cash Transactions (Internet and Software)

                                                                                FD           FD         FC         1 Year  Eq Val/
  Date                 Acquiree / Acquiror             Transaction          Equity          Agg     Target    L12M    For     Book
  Annc                 Business Description              Summary        Value/(1)/    Value/(2)/ % Own/(3)/    P/E    P/E    Value
--------        ----------------------------------- ----------------    ----------    ---------- ----------  ----- ------  -------
                                                                           ($MM)         ($MM)
08/17/98        Westwood Studios (Virgin)/          $122.5MM in cash      122.5         122.5         NA       NA     NA      NA
                Electronic Arts
                Developer of entertainment software

08/12/98        MicroProse/Hasbro                   $6.00 per share        34.7          62.7         NA       NM     NM      NM
                Developer of entertainment software in cash
                for PCs and certain console
                platforms

07/13/98        The Learning Company (Tax           $45MM in cash          45.0          45.0         NA       NM     NM      NM
                Preparation Software Business)/
                Wolters Kluwer (CCH Canadian)
                Tax prepartation software business
                includes several very successful
                proprietary software products

06/08/98        Mirabilis/America Online            $287MM cash           287.0         287.0         NA       NA     NA      NA
                Internet chat and messaging
                company

06/04/98        Arthur Retail/JDA Software Group    $44MM in cash          44.0          44.0         NA       NA     NA      NA
                Supplier of analytic software
                applications for management
                planning and control

05/18/98        Lacerte Software/Intuit             $400MM in cash        400.0         400.0         NA       NA     NA      NA
                Develops professional tax
                preparation software,
                electronic filing services, and
                educational seminars

04/27/98        ICEM/Parametric Technology          $45MM in cash          45.0          45.0         NA       NA     NA      NA
                Supplies engineering software
                to automotive and aerospace
                companies.

03/24/98        Magic Solutions/Network Associates  $110MM in cash        110.0         110.0         NA       NA     NA      NA
                Provides internal help desk and
                asset management solutions

12/23/97        iSTAR/PSINet                        Cash tender offer      16.4          21.8         NA       NA     NA     6.7
Original        Canadian Internet Service Provider  of US$0.52 per WWW
offer date:                                         share (adjusted from
11/09/97                                            US$0.84)

12/18/97        Software Artistry/IBM               $24.50 per share in   208.5         197.1         NA     51.0   28.8     8.0
                Develops and markets help-desk      cash
                software

                                                                Aggregate Value/              Premium Paid
                                                              --------------------    --------------------------
  Date                 Acquiree / Acquiror                     L12M          L12M        30 Days    1 Day
  Annc                 Business Description                     Rev          EBIT     Prior/(4)/    Prior/(4)/
--------        -------------------------------------         -------      -------    ----------    ------------
08/17/98        Westwood Studios (Virgin)/                        NA           NA         NA             NA
                Electronic Arts
                Developer of entertainment software

08/12/98        MicroProse/Hasbro                               1.00           NM       40.2%          31.5%
                Developer of entertainment software
                for PCs and certain console
                platforms

07/13/98        The Learning Company (Tax                       2.25           NM         NM             NM
                Preparation Software Business)/
                Wolters Kluwer (CCH Canadian)
                Tax prepartation software business
                includes several very successful
                proprietary software products

06/08/98        Mirabilis/America Online                          NA           NA         NA             NA
                Internet chat and messaging
                company

06/04/98        Arthur Retail/JDA Software Group                  NA           NA         NA             NA
                Supplier of analytic software
                applications for management
                planning and control

05/18/98        Lacerte Software/Intuit                         5.19           NA         NA             NA
                Develops professional tax
                preparation software,
                electronic filing services, and
                educational seminars

04/27/98        ICEM/Parametric Technology                        NA           NA         NA             NA
                Supplies engineering software
                to automotive and aerospace
                companies.

03/24/98        Magic Solutions/Network Associates                NA           NA         NA             NA
                Provides internal help desk and
                asset management solutions

12/23/97        iSTAR/PSINet                                     0.8           NA      -11.8%          23.0%
Original        Canadian Internet Service Provider
offer date:
11/09/97

12/18/97        Software Artistry/IBM                           4.50         40.6       60.7%          38.0%
                Develops and markets help-desk
                software

CREDIT   FIRST
SUISSE   BOSTON

Technology Group

                                                                CONFIDENTIAL  27

       Project Columbia

Premiums Paid in Precedent Cash Transactions (Internet and Software)

                                                                               FD            FD        FC            1 Year Eq Val/
  Date                 Acquiree / Acquiror              Transaction        Equity           Agg    Target      L12M     For    Book
  Annc                Business Description                 Summary       Value/(1)/    Value/(2)/  % Own/(3)/   P/E     P/E   Value
--------      -----------------------------------   -------------------- ----------    ----------  --------   ----- -------  -------
                                                                            ($MM)         ($MM)
12/01/97      Pretty Good Privacy/                  $36MM in cash            36.0          36.0        NM      NA      NA       NA
              Network Associates
              Develop encryption software for the
              private exchange of digital
              information

09/15/97      Unison/IBM (Tivoli Systems Unit)      $15 per share in       $184.8        $158.4        NA    33.3    24.6      6.27
              Develops, markets and supports        cash
              networked systems management
              software


09/08/97      ANS Communications/WorldCom           $175MM in cash          425.0         425.0        NA      NA     NA         NA
              Leading provider of network           plus $250MM for
              services for businesses; operates     subscribers
              Internet backbone

06/05/97      Digex/Intermedia                      $13 cash per share      171.6         162.0        NA      NM     NM        2.5
              Leading provider of Internet          tender offer
              services for businesses
              and organizations

05/06/97      BBN Corportation/GTE                  $29 cash per share      636.2         629.3        NA      NM     NM        9.2
              Leading provider of Internet          tender offer
              services for businesses
              and organizations

04/21/97      Texas Instruments (Software Unit)/    $165MM in cash          165.0         165.0        NM      NA     NA         NA
              Sterling Software
              Leading provider of enterprise-level
              applications development software

03/24/97      MDL Information Systems/              $32 per share in cash   310.7         299.2        NA    22.5   21.3        6.7
              Reed Elsevier PLC
              Supplies integrated scientific
              information management systems,
              chemical information databases
              and related services

02/19/97      Symantec (Networking Business         $30MM in cash            30.0          30.0        NA      NA     NA         NA
              Unit)/Hewlett-Packard                 payments spanning
              Develops software to fix problems     two years
              and streamline the operations
              of networks

01/29/97      Wang Laboratories (Software           $260MM in cash         $260.0        $260.0        NA      NM     NA         NA
              Business)/Eastman Kodak
              Workflow management software

01/27/97      PSINet (InterCon Systems)/            $12MM in cash            12.0          21.0        NA      NA     NA         NA
              Ascend Communcations                  and $9MM in
              Leading developer of client           liabilities
              software products for both the
              corporate and ISP markets

                                                          Aggregate Value/            Premium Paid
                                                         -----------------     --------------------------
  Date                 Acquiree / Acquiror                 L12M      L12M          30 Days          1 Day
  Annc                Business Description                  Rev      EBIT       Prior/(4)/     Prior/(4)/
--------      -----------------------------------        ------     ------      ----------     ----------

12/01/97      Pretty Good Privacy/                           NA         NA              NA             NA
              Network Associates
              Develop encryption software for the
              private exchange of digital
              information

09/15/97      Unison/IBM (Tivoli Systems Unit)             3.98       20.3            42.9%           7.1%
              Develops, markets and supports
              networked systems management
              software


09/08/97      ANS Communications/WorldCom                    NA         NA              NA             NA
              Leading provider of network
              services for businesses; operates
              Internet backbone

06/05/97      Digex/Intermedia                              7.4         NM            89.1%          19.5%
              Leading provider of Internet
              services for businesses
              and organizations

05/06/97      BBN Corportation/GTE                          1.9        NM             62.2%          28.2%
              Leading provider of Internet
              services for businesses
              and organizations

04/21/97      Texas Instruments (Software Unit)/           0.66        NA               NM             NM
              Sterling Software
              Leading provider of enterprise-level
              applications development software

03/24/97      MDL Information Systems/                     4.28      27.6             40.7%          85.5%
              Reed Elsevier PLC
              Supplies integrated scientific
              information management systems,
              chemical information databases
              and related services

02/19/97      Symantec (Networking Business                  NA        NA               NA             NA
              Unit)/Hewlett-Packard
              Develops software to fix problems
              and streamline the operations
              of networks

01/29/97      Wang Laboratories (Software                  4.16        NM               NA             NA
              Business)/Eastman Kodak
              Workflow management software

01/27/97      PSINet (InterCon Systems)/                     NA        NA               NA             NA
              Ascend Communcations
              Leading developer of client
              software products for both the
              corporate and ISP markets


CREDIT  FIRST
SUISSE  BOSTON

Technology Group

                                                               CONFIDENTIAL   28
              Project Columbia

     Premiums Paid in Precedent Cash Transactions (Internet and Software)

                                                                               FD            FD            FC            1 Year
  Date               Acquiree / Acquiror           Transaction             Equity           Agg        Target      L12M     For
  Annc               Business Description            Summary           Value/(1)/    Value/(2)/    % Own/(3)/       P/E     P/E
--------      ---------------------------------    -------------       ----------    ----------    ----------      ----  ------
                                                                            ($MM)         ($MM)
01/13/97      Cognisoft/Verity                     $10MM in cash           10.0          10.0          NA            NM      NM
              Focuses on Intranet applications
              designed to allow corporations
              to "push" information to users
              from multiple data sources

11/12/96      Edmark/IBM                           $15.50 per Edmark       91.7          60.1          NA         103.3      NM
              Develops children's K-12             share in cash
              educational software

10/07/96      Cheyenne Software/                   $30.50 per share     1,302.8       1,228.7          NA          36.7    29.1
              Computer Associates                  in cash
              Develops, sells and supports
              products to provide storage
              management, security, and
              telecommunications software for
              desktop and distributed enterprise
              networks

09/24/96      Datalogix International/Oracle       $8.00 per share        102.0          64.6          NA         133.3    38.9
              Leading provider of open,            in cash
              client/server software for
              managing the manufacturing,
              logistics and financial operations
              of process manufacturing companies
              worldwide

08/23/96      CheckFree (Security APL (CSIII))/    $20MM in cash          $20.0         $20.0          NA            NA      NA
              SunGard
              Securities certificate accounting
              software unit and online fund
              management services

06/18/96      Holistic/Seagate                     $84MM in cash           84.0          84.0          NA            NA      NA
              Provides business management systems
              with applications in executive
              information, decision support,
              and other intelligence apps

01/31/96      Tivoli Systems/IBM                   $47.50 per share      $796.2        $760.7          NA         144.8   100.1
              Supplies systems management          cash tender offer
              software and services for client/
              server computing market

12/07/95      The Learning Company/SoftKey         $67.50 cash tender     598.4         550.3         NA           81.7    54.7
              Leading developer of educational/    offer for all TLC
              entertaining computer software       primary shares and
                                                   vested options

07/25/95      Information Resources/Oracle         $100MM in cash         100.0         100.0          NA            NA      NA
              On-line analytical processing

                                                                     Eq Val/         Aggregate Value/     Premium Paid
                                                                                    -----------------  --------------------
  Date             Acquiree / Acquiror                                 Book          L12M      L12M    30 Days     1 Day
  Annc             Business Description                               Value          Rev       EBIT    Prior(4)    Prior(4)
--------      ----------------------------------                   ------------     --------   ------  --------    --------
01/13/97      Cognisoft/Verity                                          NM                NM       NM        NA          NA
              Focuses on Intranet applications
              designed to allow corporations
              to "push" information to users
              from multiple data sources

11/12/96      Edmark/IBM                                                2.3             1.88       NM      17.0%       35.5%
              Develops children's K-12
              educational software

10/07/96      Cheyenne Software/                                        8.9             6.54     27.5      58.4%       36.3%
              Computer Associates
              Develops, sells and supports
              products to provide storage
              management, security, and
              telecommunications software for
              desktop and distributed enterprise
              networks

09/24/96      Datalogix International/Oracle                            2.1             1.31      NM       52.4%       28.0%
              Leading provider of open,
              client/server software for
              managing the manufacturing,
              logistics and financial operations
              of process manufacturing companies
              worldwide

08/23/96      CheckFree (Security APL (CSIII))/                         NA               0.34     2.1         NA          NA
              SunGard
              Securities certificate accounting
              software unit and online fund
              management services

06/18/96      Holistic/Seagate                                          NA               3.36      NA         NA          NA
              Provides business management systems
              with applications in executive
              information, decision support,
              and other intelligence apps

01/31/96      Tivoli Systems/IBM                                      18.6              15.30   155.2       58.3%       25.8%
              Supplies systems management
              software and services for client/
              server computing market

12/07/95      The Learning Company/SoftKey                             9.3               9.40    53.3      109.3%       73.1%
              Leading developer of educational/
              entertaining computer software

07/25/95      Information Resources/Oracle                             2.0                NA      NA        NA           NA
              On-line analytical processing

     CREDIT  FIRST
     SUISSE  BOSTON

Technology Group

                                                                CONFIDENTIAL  29

          Project Columbia

  Premiums Paid in Precedent Cash Transactions (Internet and Software)


                                                                           FD           FD           FC             1 Year  Eq Val/
  Date               Acquiree / Acquiror              Transaction      Equity          Agg       Target       L12M     For    Book
  Annc               Business Description               Summary         Value/(1)/   Value/(2)/   % Own/(3)/   P/E     P/E   Value
--------       ---------------------------------    ----------------   ----------    ----------   ----------  ----  ------  -------
                                                                          ($MM)        ($MM)
06/05/95       Lotus Develop. Corp./IBM             $64.00 per share    3,365.6      3,014.5          NA      204.1   94.1   6.1
               Leading developer and marketer of    cash tender offer
               business productivity software

05/25/95       LEGENT/Computer Associates           $47.95 per share    1,861.1      1,750.1          NA       28.2   21.4   3.8
               Supplier of software and services    cash tender offer
               for the management of distributed
               computing across the enterprise

03/29/95       MECA Software (H&R Block)/           $35MM in cash          35.0         35.0          NA         NA     NA    NA
               B of A and NationsBank
               Develops personal productivity
               software products (Managing Your
               Money)

                                                   Aggregate Value/         Premium Paid
                                                   ----------------   ------------------------
  Date         Acquiree / Acquiror                   L12M     L12M     30 Days        1 Day
  Annc         Business Description                  Rev      EBIT    Prior/(4)/    Prior/(4)/
--------       ---------------------------------   ------    ------  -----------    ----------
06/05/95       Lotus Develop. Corp./IBM              4.00     251.6      88.2%         96.9%
               Leading developer and marketer of
               business productivity software

05/25/95       LEGENT/Computer Associates            3.20      15.8      61.2%         53.4%
               Supplier of software and services
               for the management of distributed
               computing across the enterprise

03/29/95       MECA Software (H&R Block)/              NA        NA        NA            NA
               B of A and NationsBank
               Develops personal productivity
               software products (Managing Your
               Money)

                                                            ----------------------------------------------------------------------
                                                            Mean:      64.7 x   34.9 x  7.1 x   5.75 x   46.6 x   56.4%    42.0%
                                                            Median     40.6     25.0    6.5     3.29     27.2     58.3%    31.5%
                                                            ----------------------------------------------------------------------

Notes: (1) Includes exercise of options, net of proceeds.
       (2) Defined as equity value less cash and plus total debt.
       (3) Based on all shares and options outstanding
       (4) Premium to price one month prior to, and as of market close on day prior to announcement of transaction.

CREDIT  FIRST
SUISSE  BOSTON

Technology Group